EXHIBIT 10.3 [Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 Research Collaboration and License Agreement This Agreement is entered into with effect as of the Effective Date (as defined below) by and between Genentech, Inc. with offices at 1 DNA Way, South San Francisco, California 94080, US (“Genentech”) on the one hand and Pieris Pharmaceuticals GmbH with an office and place of business at Zeppelinstrasse 3, 85399 Hallbergmoos, Germany ("Pieris Hallbergmoos") and Pieris Pharmaceuticals, Inc. with an office and place of business at 255 State Street, 9th Floor, Boston, MA 02109, USA ("Pieris US"; Pieris Hallbergmoos and Pieris US collectively referred to as “Pieris”) on the other hand.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 2 - Table of Contents 1. Definitions .............................................................................................................................. 7 1.1 Affiliate ......................................................................................................................... 7 1.2 Agreement ................................................................................................................... 8 1.3 Agreement Term ......................................................................................................... 8 1.4 Anticalin ....................................................................................................................... 8 1.5 Anticalin Affinity Maturation ......................................................................................... 8 1.6 Anticalin Expression .................................................................................................... 8 1.7 Anticalin Libraries ........................................................................................................ 8 1.8 Anticalin Selection ....................................................................................................... 8 1.9 Applicable Law ............................................................................................................ 9 1.10 Availability ................................................................................................................... 9 1.11 Binder .......................................................................................................................... 9 1.12 Binder IP ...................................................................................................................... 9 1.13 Biosimilar Product ....................................................................................................... 9 1.14 Calendar Quarter ......................................................................................................... 9 1.15 Calendar Year ........................................................................................................... 10 1.16 Change of Control ..................................................................................................... 10 1.17 Change of Control Group .......................................................................................... 10 1.18 Clinical Study ............................................................................................................. 10 1.19 Collaboration Product ................................................................................................ 10 1.20 Collaboration Product Valid Claim ............................................................................. 10 1.21 Collaboration Target .................................................................................................. 10 1.22 Combination Product ................................................................................................. 10 1.23 Commercially Reasonable Efforts ............................................................................. 11 1.24 Companion Diagnostic .............................................................................................. 11 1.25 Competing Product .................................................................................................... 11 1.26 Compulsory Sublicense ............................................................................................. 11 1.27 Confidential Information ............................................................................................ 11 1.28 Continuation Election Notice ..................................................................................... 12 1.29 Control ....................................................................................................................... 12 1.30 Cover ......................................................................................................................... 12 1.31 Dev Go Decision ....................................................................................................... 12 1.32 Development Event ................................................................................................... 12 1.33 Dollars ....................................................................................................................... 13 1.34 Effective Date ............................................................................................................ 13 1.35 EU ............................................................................................................................. 13 1.36 EU4 ........................................................................................................................... 13 1.37 Expert ........................................................................................................................ 13 1.38 FDA ........................................................................................................................... 13 1.39 FDCA ......................................................................................................................... 13 1.40 Field ........................................................................................................................... 13 1.41 Filing .......................................................................................................................... 13 1.42 First Commercial Sale ............................................................................................... 13 1.43 GLP Tox Study .......................................................................................................... 14 1.44 Governmental Authority ............................................................................................. 14

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 3 - 1.45 Handle ....................................................................................................................... 14 1.46 HSR ........................................................................................................................... 14 1.47 ICD ............................................................................................................................ 14 1.48 IFRS .......................................................................................................................... 14 1.49 IND ............................................................................................................................ 14 1.50 Indication ................................................................................................................... 14 1.51 Initiation ..................................................................................................................... 14 1.52 Insolvency Event ....................................................................................................... 15 1.53 Invention .................................................................................................................... 15 1.54 JRC ........................................................................................................................... 15 1.55 Know-How ................................................................................................................. 15 1.56 LSR Go Decision ....................................................................................................... 15 1.57 NDA ........................................................................................................................... 15 1.58 Net Sales ................................................................................................................... 15 1.59 New IP ....................................................................................................................... 16 1.60 Non-Selected Binder(s) ............................................................................................. 16 1.61 Non-Selected-Binder IP ............................................................................................. 16 1.62 Party .......................................................................................................................... 16 1.63 Patent Rights ............................................................................................................. 16 1.64 Phase I Study ............................................................................................................ 16 1.65 Phase II Study ........................................................................................................... 16 1.66 Phase III Study .......................................................................................................... 16 1.67 Pieris Background IP ................................................................................................. 16 1.68 Pieris Platform Background IP .................................................................................. 17 1.69 Pieris Platform Improvement IP ................................................................................. 17 1.70 Pieris Technology ...................................................................................................... 17 1.71 Qualified Hit ............................................................................................................... 17 1.72 Regulatory Approval .................................................................................................. 17 1.73 Regulatory Authority .................................................................................................. 17 1.74 Research Plan ........................................................................................................... 17 1.75 Roche Group ............................................................................................................. 17 1.76 Royalty Term ............................................................................................................. 18 1.77 Sales ......................................................................................................................... 18 1.78 Screening Failure ...................................................................................................... 18 1.79 Selected Binder ......................................................................................................... 18 1.80 Selected Binder IP ..................................................................................................... 18 1.81 Sublicensee ............................................................................................................... 19 1.82 Substitution Period .................................................................................................... 19 1.83 Target Term ............................................................................................................... 19 1.84 Territory ..................................................................................................................... 19 1.85 Third Party ................................................................................................................. 19 1.86 UK ............................................................................................................................. 19 1.87 US ............................................................................................................................. 19 1.88 Valid Claim ................................................................................................................ 19 1.89 Additional Definitions ................................................................................................. 19 2. Grant of License ................................................................................................................... 21

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 4 - 2.1 Research Licenses .................................................................................................... 21 2.2 Commercial License to Genentech ........................................................................... 21 2.3 Sublicense ................................................................................................................. 21 2.4 License to Pieris after Target Term ........................................................................... 21 3. Research Collaboration ........................................................................................................ 22 4. Diligence and limited Non-Compete ..................................................................................... 25 4.1 In General .................................................................................................................. 25 4.2 Diligence of Genentech in Case of Similar Program ................................................. 25 4.3 Limited non-compete ................................................................................................. 25 4.4 Limits ......................................................................................................................... 25 5. Development ........................................................................................................................ 25 5.1 Development by Genentech ...................................................................................... 25 5.2 Provision of Information ............................................................................................. 26 6. Governance .......................................................................................................................... 26 6.1 Joint Research Committee ........................................................................................ 26 6.2 Members ................................................................................................................... 26 6.3 Responsibilities of the JRC ....................................................................................... 26 6.4 Meetings .................................................................................................................... 27 6.5 Minutes ...................................................................................................................... 27 6.6 Decisions ................................................................................................................... 27 6.7 Information Exchange ............................................................................................... 28 6.8 Alliance Director ........................................................................................................ 28 6.9 Limitations of Authority .............................................................................................. 28 6.10 Expenses ................................................................................................................... 28 6.11 Lifetime and Genentech Reporting Obligations ......................................................... 28 7. Supply .................................................................................................................................. 28 7.1 Supply of Collaboration Product(s) after Target Term ............................................... 28 7.2 Commercial Supply of Collaboration Product(s) ....................................................... 28 7.3 Provision of Information ............................................................................................. 28 8. Regulatory ............................................................................................................................ 29 8.1 Responsibility ............................................................................................................ 29 8.2 Information Exchange ............................................................................................... 29 9. Commercialization ................................................................................................................ 29 9.1 Responsibility ............................................................................................................ 29 10. Payment ........................................................................................................................... 30 10.1 Upfront Fee ............................................................................................................... 30 10.2 Subsequent Target Fee ............................................................................................. 30 10.3 Target Substitution Fee ............................................................................................. 30 10.4 Development Event Payments .................................................................................. 30 10.5 Sales Based Events .................................................................................................. 31 10.6 Royalty Payments ..................................................................................................... 32 10.7 Combination Product ................................................................................................. 33 10.8 Third Party Payments ................................................................................................ 33 10.9 Disclosure of Payments ............................................................................................. 33 11. Accounting and reporting .................................................................................................. 34 11.1 Timing of Payments ................................................................................................... 34

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 5 - 11.2 Late Payment ............................................................................................................ 34 11.3 Method of Payment ................................................................................................... 34 11.4 Currency Conversion ................................................................................................. 34 11.5 Royalties and Sales Reporting .................................................................................. 34 12. Taxes ................................................................................................................................ 34 13. Auditing ............................................................................................................................. 35 13.1 Pieris’ Right to Audit .................................................................................................. 35 13.2 Audit Reports ............................................................................................................. 35 13.3 Over- or Underpayment ............................................................................................. 35 13.4 Duration of Audit Rights ............................................................................................ 35 14. Intellectual Property .......................................................................................................... 36 14.1 Ownership of Pieris Background IP ........................................................................... 36 14.2 Ownership of New IP ................................................................................................. 36 14.3 German Statute on Employee’s Inventions ............................................................... 36 14.4 Prosecution of Patent Rights within Binder IP prior to the end of the Target Term and the Non-Selected-Binder IP ................................................................................................. 36 14.5 Prosecution of Patent Rights within the Pieris Platform Improvement IP by Pieris ... 36 14.6 Prosecution of Patent Rights within the Selected Binder IP by Genentech .............. 37 14.7 CREATE Act .............................................................................................................. 37 14.8 Defense ..................................................................................................................... 37 14.9 Enforcement .............................................................................................................. 37 14.10 Common Interest Disclosures ................................................................................... 38 14.11 Biosimilar or interchangeable biological products ..................................................... 38 14.12 Patent Term Extensions ............................................................................................ 38 14.13 Inventorship; Exclusive Dispute Resolution Process ................................................ 39 15. Representations and Warranties ...................................................................................... 39 15.1 Third Party Patent Rights .......................................................................................... 39 15.2 Ownership of Patent Rights ....................................................................................... 39 15.3 Inventors .................................................................................................................... 39 15.4 Grants ........................................................................................................................ 39 15.5 Authorization ............................................................................................................. 39 15.6 Validity of Patent Rights ............................................................................................ 40 15.7 Control and Validity of Know-How ............................................................................. 40 15.8 No Claims .................................................................................................................. 40 15.9 No Conflict ................................................................................................................. 40 15.10 No Other Representations ......................................................................................... 40 16. Indemnification ................................................................................................................. 40 17. Liability .............................................................................................................................. 41 17.1 Limitation of Liability .................................................................................................. 41 17.2 Disclaimer .................................................................................................................. 41 17.3 Insurance ................................................................................................................... 42 18. Obligation Not to Disclose Confidential Information ......................................................... 42 18.1 Non-Use and Non-Disclosure .................................................................................... 42 18.2 Permitted Disclosure ................................................................................................. 42 18.3 Press Releases ......................................................................................................... 42 18.4 Publications ............................................................................................................... 43

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 6 - 18.5 Commercial Considerations ...................................................................................... 44 19. Term and Termination ...................................................................................................... 44 19.1 Commencement and Term ........................................................................................ 44 19.2 Termination ............................................................................................................... 44 19.3 Consequences of Termination .................................................................................. 46 19.4 Survival ...................................................................................................................... 47 20. Bankruptcy ........................................................................................................................ 47 21. Miscellaneous ................................................................................................................... 48 21.1 Governing Law .......................................................................................................... 48 21.2 Disputes .................................................................................................................... 48 21.3 HSR ........................................................................................................................... 48 21.4 Assignment ................................................................................................................ 49 21.5 Debarment ................................................................................................................. 49 21.6 Independent Contractor ............................................................................................. 49 21.7 Unenforceable Provisions and Severability ............................................................... 49 21.8 Waiver ....................................................................................................................... 49 21.9 Appendices ................................................................................................................ 49 21.10 Entire Understanding ................................................................................................. 50 21.11 Amendments ............................................................................................................. 50 21.12 Invoices ..................................................................................................................... 50 21.13 Notice ........................................................................................................................ 50

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 7 - Research Collaboration and License Agreement WHEREAS, Pieris has access to a proprietary Anticalin® (lipocalin derived) discovery and manufacturing platform, possesses proprietary technology and intellectual property rights relating thereto, and is developing certain programs in the area of inhaled biologics to treat respiratory diseases; and WHEREAS, Genentech has target biology expertise as well as expertise in the research, development, manufacture and commercialization of pharmaceutical and diagnostic products; and WHEREAS, the Parties wish to combine their respective expertise to develop binders that inhibit or specifically bind to certain targets using Pieris Technology for application in particular in the respiratory and ophthalmology therapeutic areas, and the Parties will collaborate from the beginning of lead identification through a mutually agreeable preclinical research stage set forth in the Research Plan. WHEREAS, Genentech wishes to develop for commercialization such binders and explore their potential applications in various indications; and WHEREAS, Pieris is willing to grant to Genentech rights to use certain of its intellectual property rights to make, use, offer for sale, sell and import and export such binders (including Collaboration Products containing such binders) in the Territory for use in the Field (as such terms are respectively defined below), as contemplated herein; and NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows: 1. Definitions As used in this Agreement, the following terms, whether used in the singular or plural, shall have the following meanings: 1.1 Affiliate The term “Affiliate” shall mean any individual, corporation, association or other business entity that directly or indirectly controls, is controlled by, or is under common control with the Party in question. As used in this definition of “Affiliate,” the term “control” shall mean the direct or indirect ownership of more than fifty percent (>50%) of the stock having the right to vote for directors thereof or the ability to otherwise control the management of the corporation or other business

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 8 - entity whether through the ownership of voting securities, by contract, resolution, regulation or otherwise. Anything to the contrary in this paragraph notwithstanding, Chugai Pharmaceutical Co., Ltd, a Japanese corporation (“Chugai”) and its subsidiaries shall not be deemed an Affiliate of Genentech unless Genentech provides written notice to Pieris of its desire to include Chugai as an Affiliate of Genentech. 1.2 Agreement The term “Agreement” shall mean this document including any and all appendices and amendments to it as may be added and/or amended from time to time in accordance with the provisions of this Agreement. 1.3 Agreement Term The term “Agreement Term” shall mean the period of time commencing on the Effective Date and, unless this Agreement is terminated sooner as provided in Article 19, expiring on the date when no royalty or other payment obligations under this Agreement are or will become due. 1.4 Anticalin The term “Anticalin” or “Anticalin Protein” shall mean, whether in nucleic acid or protein form, (i) any lipocalin mutein isolated from the Anticalin Libraries, or (ii) any lipocalin mutein that, in each case, has been derived (either physically, intellectually or by reverse engineering, in one (1) or more steps) from any lipocalin mutein referred to in Section (i) of this definition, in each case, which binds and recognizes a specific target. For the sake of this Section, mutein shall mean a protein arising as a result of a mutation or a recombinant DNA procedure. 1.5 Anticalin Affinity Maturation The term “Anticalin Affinity Maturation” shall mean the process of engineering for an Anticalin to enhance its developability profile, such as increasing binding activities and specificity by introducing, e.g., one or more amino acid mutations. 1.6 Anticalin Expression The term “Anticalin Expression” shall mean heterologous expression of an Anticalin in E. coli or other hosts as may be mutually agreed between the Parties. 1.7 Anticalin Libraries The term “Anticalin Libraries” shall mean any phage or yeast display library based on (i) the [***] lipocalin ([***]), (ii) the [***] lipocalin ([***]), or (iii) [***] lipocalin, if applicable. For clarity, as of the Effective Date, Pieris does not own any Anticalin Library referred to in Section (iii) of this definition and this Section (iii) only becomes relevant if and when Pieris develops or acquires such Anticalin Library during the Agreement Term. For further clarity, notwithstanding anything to the contrary in this Agreement, Pieris has no obligation to develop or acquire any such Anticalin Library during the Agreement Term. 1.8 Anticalin Selection The term “Anticalin Selection” shall mean the process of screening an Anticalin Library with a defined target through the process of phage display, within a solution, and physically separating the target, containing binding Anticalins, from the solution containing non-binding Anticalins.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 9 - 1.9 Applicable Law The term “Applicable Law” shall mean any law, statute, ordinance, code, rule or regulation that has been enacted by a government authority (including without limitation, any Regulatory Authority and the United States Securities and Exchange Commission (“SEC”)) and is in force as of the Effective Date or come into force during the Agreement Term, in each case to the extent that the same are applicable to the performance by the Parties of their respective obligations under this Agreement. 1.10 Availability The term “Availability” or “Available” shall mean that a given target nominated by Genentech as set forth in Section 3 is, at the time of receipt of the written request from Genentech by Pieris, not subject to (i) a written license agreement with a Third Party under Pieris Background IP, or (ii) an active internal program at Pieris, meaning that (A) such target has been designated (and documented as such) as part of an active program through Pieris’ governance processes, (B) Pieris has initiated in the laboratory and continued a screening campaign for more than two (2) months with respect to such Target, and (C) such program is still currently active. 1.11 Binder The term “Binder” shall mean an Anticalin or Anticalin Protein discovered under the Research Plan that specifically binds to a Collaboration Target. 1.12 Binder IP The term “Binder IP” means (a) all Know-How generated by or on behalf of either party after the Effective Date in the course of performing activities under this Agreement Covering any Binder; and (b) any Patent Rights claiming the foregoing Know-How in Section 1.12(a) Covering any Binder, but in each case specifically excludes the Pieris Platform Improvement IP and the Pieris Background IP. 1.13 Biosimilar Product The term “Biosimilar Product” shall mean a product that is not produced, licensed or owned by the Roche Group and is, according to the relevant Regulatory Authority for the given country or jurisdiction, highly similar with respect to a given Collaboration Product, notwithstanding minor differences in clinically inactive components, and with no clinically meaningful differences between the Biosimilar Product and the given Collaboration Product in terms of the safety, purity and potency of the product. For countries or jurisdictions where no explicit biosimilar regulations exist, Biosimilar Product includes products which (i) have been deemed to be a Biosimilar Product by a Regulatory Authority in another country or jurisdiction or (ii) have the identical amino acid sequence. 1.14 Calendar Quarter The term “Calendar Quarter” shall mean each period of three (3) consecutive calendar months, ending March 31, June 30, September 30, and December 31.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 10 - 1.15 Calendar Year The term “Calendar Year” shall mean the period of time beginning on January 1 and ending December 31, except for the first year which shall begin on the Effective Date and end on December 31. 1.16 Change of Control The term “Change of Control” shall mean, with respect to a Party: (a) the acquisition by any Third Party of beneficial ownership of fifty percent (50%) or more of the then outstanding common shares or voting power of such Party, other than acquisitions by employee benefit plans sponsored or maintained by such Party; (b) the consummation of a business combination involving such Party, unless, following such business combination, the stockholders of such Party immediately prior to such business combination beneficially own directly or indirectly more than fifty percent (50%) of the then outstanding common shares or voting power of the entity resulting from such business combination; or (c) the sale of all or substantially all of such Party’s assets or business relating to the subject matter of the Agreement. 1.17 Change of Control Group The term “Change of Control Group” shall mean with respect to a Party, the person or entity, or group of persons or entities, that is the acquirer of, or a successor to, a Party in connection with a Change of Control, together with affiliates of such persons or entities that are not Affiliates of such Party immediately prior to the completion of such Change of Control of such Party. 1.18 Clinical Study The term “Clinical Study” shall mean a Phase I Study, Phase II Study, Phase III Study, as applicable. 1.19 Collaboration Product The term “Collaboration Product” shall mean any product or composition containing [***]. A Collaboration Product shall differentiate itself from another Collaboration Product by addressing a different Collaboration Target. 1.20 Collaboration Product Valid Claim The term "Collaboration Product Valid Claim" shall mean, for a given Collaboration Product in a given country of the Territory, (a) [***]; or (b) [***]. 1.21 Collaboration Target The term “Collaboration Target” shall mean the [***]. As of the Effective Date, the two Collaboration Targets are [***] (together, the “Initial Targets”, as further described in Appendix 1.18). 1.22 Combination Product The term “Combination Product” shall mean a) [***], b) [***], or c) [***].

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 11 - 1.23 Commercially Reasonable Efforts The term “Commercially Reasonable Efforts” shall mean such level of efforts required to carry out such obligation in a sustained manner consistent with the efforts Genentech or Pieris, as applicable, devotes at the same stage of development or commercialization, as applicable, for its own internally developed pharmaceutical products in a similar area with similar market potential, at a similar stage of their product life taking into account the existence of other competitive products in the market place or under development, the proprietary position of the product, the regulatory structure involved, the anticipated profitability of the product and other relevant factors. It is understood that such product potential may change from time to time based upon changing scientific, business and marketing and return on investment considerations. However, Genentech (and its Affiliates) does not always seek to market its own products in every country or seek to obtain regulatory approval in every country or for every potential indication. As a result, the exercise of diligence by Genentech is to be determined by judging Genentech’s commercially reasonable efforts, taken as a whole. 1.24 Companion Diagnostic The term “Companion Diagnostic” shall mean [***]. 1.25 Competing Product The term “Competing Product” shall mean, with respect to each Collaboration Product, any [***], as applicable. 1.26 Compulsory Sublicense The term “Compulsory Sublicense” shall mean a license or sublicense granted to a Third Party (a “Compulsory Sublicensee”), through the order, decree or grant of a governmental authority having competent jurisdiction, authorizing such Third Party to manufacture, use, sell, offer for sale, import or export a Collaboration Product in any country in the Territory. 1.27 Confidential Information The term “Confidential Information” shall mean any and all information, data or know-how (including Know-How), whether technical or non-technical, oral or written, that is disclosed by one Party or its Affiliates (“Disclosing Party”) to the other Party or its Affiliates (“Receiving Party”). Confidential Information shall not include any information, data or know-how that: (i) was generally available to the public at the time of disclosure, or information that becomes available to the public after disclosure by the Disclosing Party other than through fault (whether by action or inaction) of the Receiving Party or its Affiliates, (ii) can be evidenced by written records to have been already known to the Receiving Party or its Affiliates prior to its receipt from the Disclosing Party, (iii) is obtained at any time lawfully from a Third Party under circumstances permitting its use or disclosure, (iv) is developed independently by the Receiving Party or its Affiliates as evidenced by written records other than through knowledge of Confidential Information, or (v) is approved in writing by the Disclosing Party for release by the Receiving Party. The terms of this Agreement shall be considered Confidential Information of the Parties.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 12 - Any information resulting from the Research Plan(s) directly related to Selected Binders (including, for the avoidance of doubt, Binders that will subsequently become Selected Binders) shall be considered Genentech’s Confidential Information. Pieris Platform Technology or improvements to Pieris Platform Technology shall be considered Pieris’ Confidential Information. For avoidance of doubt, Know-how and information related to (a) Pieris’ experimental methods and assays conducted by or on behalf of Pieris in connection with the Research Plan(s), including the discovery and development of the Binders, as well as the Pieris Platform Technology and improvements to Pieris Platform Technology are and shall remain Pieris’ Confidential Information, and (b) Genentech’s experimental methods or assays deployed in connection with the Research Plan(s), whether used by Genentech or Pieris, are and shall remain Genentech’s Confidential Information. 1.28 Continuation Election Notice The term “Continuation Election Notice” shall mean the notice Pieris may provide to Genentech under Section 19.3.4. 1.29 Control The term “Control” shall mean (as an adjective or as a verb including conjugations and variations such as “Controls” “Controlled” or “Controlling”) (a) with respect to Patent Rights and/or Know- How, the possession by a Party of the ability to grant a license or sublicense of such Patent Rights and/or Know-How without violating the terms of any agreement or arrangement between such Party and any other party and (b) with respect to proprietary materials, the possession by a Party of the ability to supply such proprietary materials to the other Party as provided herein without violating the terms of any agreement or arrangement between such Party and any other party. 1.30 Cover The term “Cover” shall mean (as an adjective or as a verb including conjugations and variations such as “Covered,” “Coverage” or “Covering”) (a) that the developing, making, using, offering for sale, promoting, selling, exporting or importing of a given compound, formulation, process or product would—in the absence of a license—infringe a Patent Right (or, in the case of a Patent Right that has not yet issued, would infringe any then-pending claim in such Patent Right if it were to issue with such claim) or (b) with respect to the applicable invention, discovery, process or product, any Know-How, that, in the absence of a (sub)license under, or ownership of, such Know- How, the development, manufacture or commercialization (including making, using, offering for sale, selling or importing thereof) of such invention, discovery, process or product incorporates, embodies or otherwise makes use of such Know-How. The determination of whether a compound, formulation, process or product is Covered by a particular Valid Claim shall be made on a country- by-country basis. 1.31 Dev Go Decision The term “Dev Go Decision” shall mean, for a given Collaboration Product, [***]. 1.32 Development Event The term “Development Event” shall mean achievement of a certain development stage by a given Collaboration Product.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 13 - 1.33 Dollars The term “Dollars” or “$” shall mean the lawful currency of the US. 1.34 Effective Date The term “Effective Date” shall mean May 19, 2021. 1.35 EU The term “EU” shall mean the European Union and all its then-current member countries. 1.36 EU4 The term “EU4” shall mean Germany, France, Italy and Spain. 1.37 Expert The term “Expert” shall mean a person with no less than fifteen (15) years of pharmaceutical industry experience and expertise having occupied at least one senior position within a large pharmaceutical company relating to product development and/or licensing but excluding any current or former employee or current consultant of either Party. Such person shall be fluent in the English language. 1.38 FDA The term “FDA” shall mean the Food and Drug Administration of the United States of America. 1.39 FDCA The term “FDCA” shall mean the Food, Drug and Cosmetics Act. 1.40 Field The term “Field” shall mean all biopharmaceutical, biomedical and diagnostic uses, including all therapeutic and prophylactic uses. 1.41 Filing The term “Filing” shall mean the filing of an application by the FDA as defined in the FDCA and applicable regulations, or the equivalent application to the equivalent agency in any other country or group of countries, the official approval of which is required before any lawful commercial sale or marketing of Collaboration Products. 1.42 First Commercial Sale The term “First Commercial Sale” shall mean, on a country-by-country basis, the first invoiced sale of a Collaboration Product to a Third Party by the Roche Group following the receipt of any Regulatory Approval required for the sale of such Collaboration Product, or if no such Regulatory Approval is required, the date of the first invoiced sale of a Collaboration Product to a Third Party by the Roche Group in such country.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 14 - 1.43 GLP Tox Study The term “GLP Tox Study” shall mean a study in accordance with the Good Laboratory Practice (GLP) to generate data by which the hazards and risks to users, consumers and third parties, including the environment, can be assessed for a product. 1.44 Governmental Authority The term “Governmental Authority” shall mean any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other instrumentality of (a) any government of any country or territory, (b) any nation, state, province, county, city or other political subdivision thereof or (c) any supranational body. 1.45 Handle The term “Handle” shall mean preparing, filing, prosecuting (including Third Party observations, interference and opposition proceedings) and maintaining (including interferences, reissue, re- examination, post-grant reviews, inter-parties reviews, derivation proceedings, invalidation proceedings, and opposition proceedings). 1.46 HSR The term “HSR” shall mean the Hart-Scott-Rodino Antitrust Improvements Act. 1.47 ICD The term “ICD” shall mean the Tenth Revision of the International Classifications of Diseases and Related Health Problems of 2010. 1.48 IFRS The term “IFRS” shall mean International Financial Reporting Standards. 1.49 IND The term “IND” shall mean an application as defined in the FDCA and applicable regulations promulgated by the FDA, or the equivalent application to the equivalent agency in any other country or group of countries, the filing of which is necessary to commence clinical testing of the Collaboration Products in humans. 1.50 Indication The term “Indication” shall mean a distinct type of disease or medical condition in humans to which a Collaboration Product is directed and eventually approved. To distinguish one Indication from another Indication, the two Indications have to be (i) [***] and (ii) [***]. Notwithstanding the foregoing, [***]. For clarity, (a) [***] and (b) [***]. 1.51 Initiation The term “Initiation” or “Initiated” shall mean, with respect to Clinical Studies, the date that a human is first dosed with the Collaboration Product in a Clinical Study approved by (or allowed by) the respective Regulatory Authority, or, with respect to GLP Tox Studies, the date an animal is first dosed with the Collaboration Product in a GLP Tox Study approved by (or allowed by) the respective Regulatory Authority.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 15 - 1.52 Insolvency Event The term “Insolvency Event” shall mean circumstances under which a Party (i) has a receiver or similar officer appointed over all or a material part of its assets or undertaking; (ii) passes a resolution for winding-up (other than a winding-up for the purpose of, or in connection with, any solvent amalgamation or reconstruction) or a court makes an order to that effect or a court makes an order for administration (or any equivalent order in any jurisdiction); (iii) enters into any composition or arrangement with its creditors (other than relating to a solvent restructuring); (iv) ceases to carry on business; (v) is unable to pay its debts as they become due in the ordinary course of business. 1.53 Invention The term “Invention” shall mean an invention that is conceived or reduced to practice in connection with any activity carried out pursuant to this Agreement. Under this definition, an Invention may be made (including conceived) by employees of Pieris solely or jointly with a Third Party (a “Pieris Invention”), by employees of Genentech solely or jointly with a Third Party (a “Genentech Invention”), or jointly by employees of Pieris and employees of Genentech with or without a Third Party (a “Joint Invention”). Inventorship shall be determined in accordance with US patent laws. 1.54 JRC The term “JRC” shall mean the joint research committee described in Section 6. 1.55 Know-How The term “Know-How” shall mean data, knowledge and information, including materials, samples, chemical manufacturing data, toxicological data, pharmacological data, preclinical data, assays, platforms, formulations, specifications, quality control testing data, that are necessary or useful for the discovery, manufacture, development or commercialization of Selected Binders and Collaboration Products. 1.56 LSR Go Decision The term “LSR Go Decision” shall mean, for a given Collaboration Target, the [***]. 1.57 NDA The term “NDA” shall mean a new drug application, including all necessary documents, data, and other information concerning a Collaboration Product, required for Regulatory Approval of the Collaboration Product as a pharmaceutical product by the FDA or an equivalent application to the equivalent agency in any other country or group of countries (e.g. the marketing authorization application (MAA) in the EU). 1.58 Net Sales The term “Net Sales” shall mean, for a Collaboration Product in a particular period, the amount calculated by subtracting from the Sales of such Collaboration Product for such period: (i) [***]; (ii) [***]; (iii) [***]; and (iv) government mandated fees and taxes and other government charges accrued [***]. For clarity, no deductions taken in calculating Sales under Section 1.80 may be taken a second time in calculating Net Sales.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 16 - 1.59 New IP The term “New IP” means the (a) Binder IP; and (b) Pieris Platform Improvement IP. 1.60 Non-Selected Binder(s) The term “Non-Selected Binder(s)” shall mean Binders (i) [***]; (ii) [***]; and (iii) [***]. 1.61 Non-Selected-Binder IP The term “Non-Selected-Binder IP” is defined in Section 14.2. 1.62 Party The term “Party” shall mean Pieris or Genentech, as the case may be, and “Parties” shall mean Pieris and Genentech collectively. 1.63 Patent Rights The term “Patent Rights” shall mean all rights under any patent or patent application, in any country of the Territory, including any patents issuing on such patent application, and further including any substitution, extension or supplementary protection certificate, reissue, reexamination, renewal, division, continuation or continuation-in-part of any of the foregoing. 1.64 Phase I Study The term “Phase I Study” shall mean a human clinical trial in any country that would satisfy the requirements of 21 C.F.R. § 312.21(a) (FDCA), as amended from time to time, and the foreign equivalent thereof. 1.65 Phase II Study The term “Phase II Study” shall mean a human clinical trial, for which the primary endpoints include a determination of dose ranges and/or a preliminary determination of efficacy in patients being studied as described in 21 C.F.R. § 312.21(b) (FDCA), as amended from time to time, and the foreign equivalent thereof. 1.66 Phase III Study The term “Phase III Study” shall mean a human clinical trial that is prospectively designed to demonstrate statistically whether a product is safe and effective for use in humans in a manner sufficient to obtain regulatory approval to market such product in patients having the disease or condition being studied as described in 21 C.F.R. § 312.21(c) (FDCA), as amended from time to time, and the foreign equivalent thereof. 1.67 Pieris Background IP The term “Pieris Background IP” shall mean (a) Know-How (i) Controlled by Pieris as of the Effective Date, or created and Controlled by Pieris after the Effective Date outside the course of activities conducted under this Agreement; and (ii) during the Agreement Term that is reasonably necessary or reasonably useful for the discovery, manufacture, development or commercialization of any Binder, Selected Binder or Collaboration Product; and (b) any Patent Rights Controlled by Pieris and claiming the foregoing Know-How in Section 1.66(a) (“Pieris Background Patent Rights”). The Pieris Background Patent Rights existing as of the Effective

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 17 - Date are set forth in Appendix 1.66 and shall be updated from time to time upon written request of Genentech. Notwithstanding the foregoing, [***]. 1.68 Pieris Platform Background IP The term “Pieris Platform Background IP” means (a) all Know-How within the Pieris Background IP that are necessary or useful for the practice of the Pieris Technology and (b) those Patent Rights Controlled by Pieris within the Pieris Background IP claiming the foregoing Know-How in Section 1.68(a). (“Pieris Platform Background Patent Rights”). The Pieris Platform Background Patent Rights existing as of the Effective Date are set forth in Appendix 1.68 and shall be updated from time to time upon written request of Genentech. 1.69 Pieris Platform Improvement IP The term “Pieris Platform Improvement IP” means (a) [***] and (b) [***] (“Pieris Platform Improvement Patent Rights”). 1.70 Pieris Technology The term “Pieris Technology” shall mean Anticalin Libraries, Anticalin Selection, Anticalin Expression and Anticalin Affinity Maturation methods. 1.71 Qualified Hit The term “Qualified Hit” shall mean, [***]. 1.72 Regulatory Approval The term “Regulatory Approval” shall mean any approvals, licenses, registrations or authorizations by Regulatory Authority, necessary for the sale of a Collaboration Product in the Field in a regulatory jurisdiction in the Territory. 1.73 Regulatory Authority The term “Regulatory Authority” shall mean any national, supranational (e.g., the European Commission, the Council of the European Union, the European Medicines Agency), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity including the FDA, in each country involved in the granting of Regulatory Approval for the Collaboration Product. 1.74 Research Plan The term “Research Plan” shall mean a plan of research for each Collaboration Target, outlining the work expected to be performed by Pieris and Genentech including which work will be commissioned to a Third Party (for clarity, the Party responsible for an activity under a Research Plan shall bear any cost of such work being commissioned to a Third Party in accordance with the Research Plan). The Research Plans for the Initial Targets are attached as Appendix 1.78 (A) and 1.78 (B), as such plans may be updated from time to time as permitted in this Agreement. The Research Plans for any Replacement Target or Subsequent Target shall be prepared by the JRC as further described in Section 3.1.5. 1.75 Roche Group The term “Roche Group” shall mean collectively Genentech, its Affiliates and its Sublicensees.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 18 - 1.76 Royalty Term The term “Royalty Term” shall mean, with respect to a Collaboration Product and for a given country, the period of time commencing on the date of First Commercial Sale of such Collaboration Product in such country and ending on the later of the date that is (a) [***], and (b) [***]. 1.77 Sales The term “Sales” shall mean, for a Collaboration Product in a particular period, [***]: (i) [***]. By way of example, the gross-to-net deductions taken in accordance with IFRS as of the Effective Date include the following: (a) credits, reserves or allowances granted for (i) damaged, outdated, returned, rejected, withdrawn or recalled Collaboration Product, (ii) wastage replacement and short-shipments; (iii) billing errors and (iv) indigent patient and similar programs (e.g., price capitation); (b) governmental price reductions and government mandated rebates; (c) chargebacks, including those granted to wholesalers, buying groups and retailers; (d) customer rebates, including cash sales incentives for prompt payment, cash and volume discounts; and (e) taxes and any other governmental charges or levies imposed upon or measured by the import, export, use, manufacture or sale of a Collaboration Product (excluding income or franchise taxes). For purposes of clarity, [***]. (ii) for Sublicensees that are not Genentech Affiliates (and excluding Compulsory Sublicensees), [***]. For the purpose of clarity, any such Sublicensee sales as reported to Genentech in accordance with Compulsory Sublicense agreements shall be [***]. 1.78 Screening Failure The term “Screening Failure” shall mean a screening campaign that fails to identify at least [***] as defined in the applicable Research Plan. 1.79 Selected Binder The term “Selected Binder” shall mean, [***]. 1.80 Selected Binder IP The term “Selected Binder IP” is defined in Section 14.2.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 19 - 1.81 Sublicensee The term “Sublicensee” shall mean an entity to which Genentech has licensed any right (through one or multiple tiers), other than through a Compulsory Sublicense, pursuant to this Agreement. 1.82 Substitution Period The term “Substitution Period” shall mean, on a Collaboration Target-by-Collaboration Target basis, the period that is [***]. 1.83 Target Term The term “Base Target Term” shall mean, for each of the Initial Targets, a period commencing on the Effective Date and ending on the earlier of completion of the applicable Research Plan or after [***]. The Target Term for a given Replacement Target or a Subsequent Target commences on the date the JRC approves the Research Plan for the applicable Collaboration Target and ends on the earlier of completion of such Research Plan or after [***]. At the end of the Target Term for each Collaboration Target, Genentech will have the option, at its sole discretion, to extend the Target Term by up to [***] to facilitate completion of the Research Plan (“Extended Target Term”). The term “Target Term” shall include “Base Target Term” and “Extended Target Term” when such extension is requested. 1.84 Territory The term “Territory” shall mean all countries of the world. 1.85 Third Party The term “Third Party” shall mean a person or entity other than (i) Pieris or any of its Affiliates or (ii) a member of the Roche Group. 1.86 UK The term “UK” shall mean the United Kingdom. 1.87 US The term “US” shall mean the United States of America and its territories and possessions. 1.88 Valid Claim The term “Valid Claim” shall mean, with respect to a particular country, (a) a claim in any unexpired and issued Patent Rights that has not been disclaimed, revoked or held invalid by a final non- appealable decision of a court of competent jurisdiction or government agency or (b) a claim of pending Patent Rights that has not been abandoned, finally rejected or expired without the possibility of appeal or refiling; provided, however, that Valid Claim will exclude any such pending claim in an application that has not been granted within [***] years following the earliest priority filing date for such application, excluding, [***]. 1.89 Additional Definitions Each of the following definitions is set forth in the Section of this Agreement indicated below:

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 20 - Definition Section Accounting Period 11.1 Acquired Party 19.2.3 Alliance Director 6.8 Anticalin Protein 1.4 Bankruptcy Code 20 Biologic 3.1.8 Breaching Party 19.2.1 Chairperson 6.2 Chugai 1.1 Companion Diagnostic Product 10.4 Compulsory Sublicensee 1.25 Disclosing Party 1.26 Expert Committee 10.7 Extended Target Term 1.84 Genentech Indemnified Parties 16.2 Indemnified Party 16.3 Indemnifying Party 16.3 Joint Invention 1.53 Members 6.2 Non-Acquired Party 19.2.3 Non-Breaching Party 19.2.1 Non-Selected-Binder IP 14.2 Patent Term Extensions 14.12 Payment Currency 11.3 Peremptory Notice Period 19.2.1 Pieris Indemnified Parties 16.1 Pieris Invention 1.53 Progress Reports 3.1.6 Publishing Notice 18.4 Publishing Party 18.4 Receiving Party 1.26 Reference Product Sponsor 14.11 Relative Commercial Value 10.7 Replacement Target 3.1.3 Research Records 3.1.7 Genentech Invention 1.53 Genentech Valid Claim 19.3.4 (b) Samples 19.3.4 (b) SEC 1.9 Sales Event 10.4 Selected Binder IP 14.2 [***] 14.9.1 Sensitive Information 19.2.3

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 21 - Definition Section Similar Program 3.1.8 SPCs 14.12 Stand-alone Diagnostic Product 10.4 Subsequent Target(s) 3.1.2 Subsequent Target Fee 10.2 Target Substitution Fee 10.3 2. Grant of License 2.1 Research Licenses Pieris grants to Genentech during the Agreement Term an exclusive (even as to Pieris, except for activities performed under the Research Plan) right and license, including the right to sublicense through multiple tiers, under Pieris Background IP and a non-exclusive right and license, including the right to sublicense through multiple tiers, under Pieris Platform Improvement IP and Non- Selected-Binder IP that are necessary or useful for the discovery, manufacture or development of Binders, Selected Binders and Collaboration Products, in particular to enable Genentech to identify and evaluate Binders in order to enable selection of Selected Binders; notwithstanding the foregoing, such license shall be non-exclusive with respect to the Pieris Platform Background IP. 2.2 Commercial License to Genentech Pieris hereby grants to Genentech (a) an exclusive (even as to Pieris) right and license, including the right to sublicense through multiple tiers, under Pieris’ interest in the Pieris Background IP; and (b) a non-exclusive right and license, including the right to sublicense through multiple tiers, to the Pieris Platform Improvement IP and Non-Selected-Binder IP to research, have researched, develop, have developed, register, have registered, use, have used, make, have made, import, have imported, export, have exported, market, have marketed, distribute, have distributed, sell and have sold Collaboration Products in the Field in the Territory; notwithstanding the foregoing, such license shall be non-exclusive with respect to the Pieris Platform Background IP. 2.3 Sublicense Genentech shall have the right to sublicense or subcontract (through multiple tiers); provided, however, that in the event of such sublicensing, (a) such Sublicensees will be subject to the same confidentiality and diligence obligations Genentech has hereunder, and (b) Genentech will remain liable for all the terms and conditions of this Agreement. 2.4 License to Pieris after Target Term Effective upon [***], Genentech hereby grants to Pieris [***].

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 22 - 3. Research Collaboration 3.1.1 Scope During the Target Term, Genentech and Pieris will collaborate on the discovery and preclinical development of molecules against up to [***] Collaboration Targets pursuant to detailed Research Plans that are mutually agreed between the Parties and that outline research activities, responsibilities, and criteria for advancement of Binders and Selected Binders. Pieris will be responsible for research activities following target nomination through LSR Go Decision, including lead selection, lead optimization and lead candidate(s) characterization. The Parties will collaborate for drug candidate characterization until the Dev Go Decision. Genentech will advise Pieris throughout the collaboration on the development of the Selected Binder(s) for LSR Go Decision. 3.1.2 Subsequent Target rights and reserved targets Genentech shall have the right to nominate [***] additional Collaboration Targets (“Subsequent Target(s)”) as set forth in Section 3.1.3. For a period of [***] years following the Effective Date, [***]. All other potential Replacement or Subsequent Targets are subject to Availability. Each potential Collaboration Target nominated by Genentech as set forth in Section 3.1.3 shall be believed by Genentech, at its reasonable discretion, based on scientific research or literature to play a role for the prevention, mitigation or treatment of respiratory or ophthalmic diseases. 3.1.3 Nomination of Subsequent Targets and Replacement Targets; Audit Right a) Nomination of Subsequent Targets. As early as [***], but no later than [***] following the Effective Date, Genentech may nominate at any time (simultaneously or at different times) up to [***] potential Subsequent Targets through written request to Pieris. Pieris shall notify Genentech about the Availability of such nominated Target within [***] days of receipt of such written request. If such nominated Target is Available, it shall become designated as a Subsequent Target at the time of such notification by Pieris, and Genentech shall owe Pieris the Subsequent Target Fee as set forth in Section 10.2. If such nominated Target is not Available, then Genentech may nominate a different potential Subsequent Target within the timeframe set forth in the first sentence of this Section 3.1.3. b) Nomination of Replacement Targets. Additionally, at any time during the Substitution Period and subject to Availability, Genentech may substitute each Collaboration Target (other than, for the avoidance of doubt, any Replacement Target) with a different Collaboration Target (a “Replacement Target”) up to [***] (i) at [***] cost in case of a Screening Failure, or (ii) [***] set forth in Section 10.3 in all other cases. Pieris shall notify Genentech about the Availability of such nominated Target within [***] days of receipt of such written request. If such nominated Target is Available, it shall become designated as a Replacement Target at the time of such notification by Pieris. If such nominated Target is not Available, then Genentech may nominate a different potential Replacement Target within the Substitution Period.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 23 - c) Audit Right. If a Subsequent Target and/or a Replacement Target is not accepted by Pieris to be Available, Genentech may, by providing Pieris with written notice within [***] days of receipt of such rejection notice, employ an independent, internationally recognized law firm and/or public accounting firm acceptable to Pieris (the “Auditor”) to review Pieris’s applicable records that demonstrate that the Subsequent Target and/or a Replacement Target (as applicable) was not Available. Within [***] days after the appointment of the Auditor, Pieris will provide to the Auditor a complete and accurate copy of its relevant records demonstrating that the applicable Subsequent Target and/or a Replacement Target was not Available. Depending on Pieris’s rationale for applicable Subsequent Target and/or a Replacement Target was not Available, the relevant records that Pieris would provide to the Auditor could consist of a copy of the applicable license agreement(s) that evidence that Pieris was under the applicable obligations to a Third Party (subject to redaction by Pieris with respect to financial terms and other information that is unnecessary for the Auditor to make its determination), a copy of notebooks or other documentation demonstrating Pieris’s internal efforts on such Subsequent Target and/or a Replacement Target (as applicable). Prior to performing an audit hereunder, the Auditor shall promptly enter into a written confidentiality agreement with Pieris, consistent with this Section and Article 18. The Auditor will provide its audit report to both Parties, and if it concludes that the rejected Subsequent Target and/or a Replacement Target (as applicable) was Available, such originally rejected Subsequent Target and/or a Replacement Target (as applicable) shall automatically be accepted as a Subsequent Target and/or a Replacement Target (as applicable), and [***]. If, on the other hand, the audit report concludes that the rejected Subsequent Target and/or a Replacement Target (as applicable) was not Available, [***] and may nominate a further Subsequent Target and/or a Replacement Target (as applicable) as per the applicable Sections. All such records reviewed by the Auditor shall be used only for the purpose of confirming whether or not a rejected Subsequent Target and/or a Replacement Target (as applicable) is Available and shall be treated as Pieris’s Confidential Information subject to the obligations of this Agreement. The Auditor shall state only factual findings in the audit report, shall not interpret this Agreement, shall not reveal any Pieris Confidential Information to Genentech and shall not disclose the Pieris- provided documents. 3.1.4 Diligent Efforts For each Collaboration Target, Genentech and Pieris shall each use Commercially Reasonable Efforts to perform, and complete within the Target Term or Extended Target Term, as applicable, their respective tasks and obligations in conducting all activities ascribed to it in the then-current Research Plan for such Collaboration Target, in accordance with the time parameters set forth therein. If the objectives in the applicable Research Plan have not been completed by the end of the Extended Target Term, the Parties shall strive to agree on whether to further extend the applicable Target Term and the share of funding by each party. 3.1.5 Research Plans The Parties will conduct the research for a given Collaboration Target in accordance with the applicable Research Plan. Each Party will bear its cost to carry out its obligations under each

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 24 - Research Plan. The Research Plans for the Initial Targets are attached as Appendix 1.78 (A) and 1.78 (B). Research Plans for each Subsequent or Replacement Target, as applicable, shall be prepared by the JRC as soon as possible, but no later than within [***] days after Pieris confirms Availability of such Subsequent Target or Replacement Target and Pieris shall initiate activities included in such Research Plan as soon as possible, but no later than within [***] days after such Research Plan has been prepared. Notwithstanding the foregoing, should [***] Targets become designated as Subsequent Target(s) or replacement Target(s) within a period of less than [***] months, then Pieris shall have [***] days to initiate activities included in the applicable Research Plan for the second such designated Subsequent or Replacement Target. In alignment with Section 6.3, each Research Plan will be updated as needed by the JRC, with such updates to be documented in an updated Research Plan as part of the applicable JRC Minutes. Each Research Plan will set forth (i) the scope of the research and the resources that will be dedicated to the activities contemplated within the scope of the research, including the responsibilities of each Party, and (ii) specific objectives for each Research Plan task, which objectives will be updated or amended, as appropriate, by the JRC as research progresses. 3.1.6 Progress Reports and Information Exchange At least [***] during the Target Term for a given Collaboration Target, Pieris shall have the obligation to prepare and provide to the JRC a detailed written report summarizing the progress of the work performed by Pieris under the applicable Research Plan during the preceding Calendar Quarter. Genentech will provide updates about its activities under such Research Plan through the JRC meetings. On a Collaboration Target-by-Collaboration Target basis, promptly upon expiry of the Target Term, Pieris shall provide a final written report summarizing its activities under the applicable Research Plan and the results thereof. Upon the written request of Genentech and not more than [***], Pieris shall permit Genentech, [***], to have access during normal business hours to those records of Pieris that may be necessary to verify the basis for any payments hereunder. 3.1.7 Research Records Each Party shall maintain records regarding the execution of the Research Plan(s) (or cause such records to be maintained) in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved by or on behalf of such Party in the performance of the Research Plan(s). 3.1.8 Work on Target by Pieris After expiry of the applicable Target Term, Pieris shall be permitted to research, develop, or commercialize alone, or with a Third Party, Binders against such Collaboration Target that are [***]. Further, and subject to [***], Pieris shall be permitted, at any time after expiry of the applicable Target Term, [***]. In addition, [***], Pieris shall be permitted to [***]. Further, [***], Pieris shall be permitted, [***].

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 25 - In case Pieris undergoes a Change of Control and the Change of Control Group has or puts in place a research program with a Biologic (the term “Biologic” meaning a [***]) targeting a given Collaboration Target through the same route of administration as the corresponding Collaboration Product and that does not activate the same Collaboration Target (namely through inhaled or intraocular delivery, as applicable, such research program being defined as a “Similar Program”), or if Pieris takes over control of a Third Party having such a Similar Program, then Pieris shall put or have put in place appropriate fire walls in order to avoid any spillover of information regarding the Research Plan and associated Progress Reports, Research Records and Confidential Information received from Genentech under this Agreement outside of the organisation of Pieris that exists before such Change of Control or take over takes place. Pieris may not perform work on Pieris Technology with regard to a Collaboration Target except as provided for under this Agreement. 4. Diligence and limited Non-Compete 4.1 In General Genentech and Pieris shall use Commercially Reasonable Efforts to perform their respective activities contemplated by this Agreement or as may be agreed upon in any subsequent written agreements with respect to the subject matter hereof, including but not limited to any activities under a Research Plan. Specifically, Genentech agrees to use Commercially Reasonable Efforts to pursue development and commercialization of [***] Collaboration Product per Collaboration Target in the Field in the Territory, which minimally shall require that Genentech shall seek to market [***] Collaboration Product per Collaboration Target in [***]. Notwithstanding anything to the contrary in this Agreement, [***]. 4.2 Diligence of Genentech in Case of Similar Program If Genentech or any of its Affiliates (i) [***], or (ii) [***], then, [***]. The diligence obligation under this Section 4.2 expires when [***]. 4.3 Limited non-compete With respect to each Collaboration Target and until the earlier of (i) [***] or (ii) termination of the corresponding Collaboration Product, each Party covenants that it and its Affiliates will not research, develop, manufacture or commercialize, itself or with a Third Party, any Competing Product in the Field. 4.4 Limits For clarity, the foregoing limitations and obligations associated with acquiring or internally developing products targeting a given Collaboration Target as described in Section 4.2 shall not apply to [***]. 5. Development 5.1 Development by Genentech After a Selected Binder against a given Collaboration Target has been transferred from Pieris to Genentech as specified in the applicable Research Plan, Genentech, [***], shall be responsible for pursuing pre-clinical and clinical development of Collaboration Product(s) against such Collaboration Target, subject to the terms of this Agreement.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 26 - 5.2 Provision of Information Pieris shall disclose and make available to Genentech (i) all data and information developed under the Research Plan, and (ii) all additional data and information that Pieris reasonably believes are necessary to conduct development of Collaboration Products. Pieris, through the JRC, shall answer any questions reasonably posed and provide any information reasonably requested. Notwithstanding the foregoing, Pieris shall not be obligated to disclose any confidential information received from a Third Party to Genentech. 6. Governance 6.1 Joint Research Committee Within [***] days after the Effective Date of this Agreement, the Parties shall establish a JRC to oversee the research and development activities under this Agreement. 6.2 Members The JRC shall be composed of [***] persons (“Members”). Genentech and Pieris each shall be entitled to appoint [***] Members with appropriate seniority and functional expertise. Each Party may replace any of its Members and appoint a person to fill the vacancy arising from each such replacement. A Party that replaces a Member shall notify the other Party at least[***] days prior to the next scheduled meeting of the JRC. Both Parties shall use reasonable efforts to keep an appropriate level of continuity in representation. Both Parties may invite a reasonable number of additional experts and/or advisors to attend part or the whole JRC meeting with prior notification to the JRC. Members may be represented at any meeting by another person designated by the absent Member. The JRC shall be chaired by [***] (“Chairperson”). 6.3 Responsibilities of the JRC The JRC shall have the responsibility and authority to: a) approve the Research Plan for any Collaboration Target other than the Initial Targets; b) review and approve revisions to the Research Plans; c) oversee the execution of the Research Plans; d) establish timelines and criteria for decision points; e) determine whether a recommendation should be made to the relevant Genentech governance body whether the success- and other criteria have been met; f) evaluate Binders and select Selected Binders g) review the efforts of the Parties and allocate those resources for the Research Plans (including the budget); h) identify and agree on the appropriate resources necessary to conduct the Research Plans; i) establish a touch point site or similar tool to enable secured exchange of data generated under the Research Plans;

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 27 - j) monitor and implement the transfer of the Selected Binders, both in terms of material available at Pieris and the corresponding[***], and any associated data generated under the Research Plan to Genentech; k) recommend action items to its respective decision-making bodies; l) in a JRC meeting towards the end of the applicable Target Term, list the materials and information to be provided by Pieris to Genentech according to the applicable Research Plan; m) attempt to resolve any technical disputes on an informal basis; n) determine the mechanism of project information exchange, including project team meetings. The JRC shall have no responsibility and authority other than that expressly set forth in this section or otherwise expressly provided in this Agreement. 6.4 Meetings The Chairperson or his/her delegate is responsible for sending invitations and agendas for all JRC meetings to all Members at least [***] days before the next scheduled meeting of the JRC. The venue for the meetings shall be agreed by the JRC. The JRC shall hold meetings at least [***] per calendar year, either in person or by tele-/video-conference (but at least [***] per year in person), and in any case as frequently as the Members of the JRC may agree shall be necessary, but not more than [***] times a year. The Alliance Director of each Party may attend the JRC meetings as a permanent participant and may be a JRC Member. 6.5 Minutes The Chairperson is responsible for designating a Member to record in reasonable detail and circulate draft minutes of JRC meetings to all members of the JRC for comment and review within [***] days after the relevant meeting. The Members of the JRC shall have [***] days to provide comments. The Party preparing the minutes shall incorporate timely received comments and distribute finalized minutes to all Members of the JRC within [***] days of the relevant meeting. The Chairperson approves the final version of the minutes before its distribution. 6.6 Decisions 6.6.1 Decision Making Authority The JRC shall decide matters within its responsibilities set forth in Section 6.3. 6.6.2 Consensus; Good Faith The Members of the JRC shall act in good faith to cooperate with one another and seek agreement with respect to issues to be decided by the JRC. The Parties shall endeavor to make decisions by consensus. 6.6.3 Failure to Reach Consensus If the JRC is unable to decide a matter by consensus, then (i) [***], and (ii) [***].

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 28 - 6.7 Information Exchange Pieris and Genentech shall exchange the information in relation to their activities under the applicable Research Plan through the JRC and Pieris and Genentech may ask reasonable questions in relation to the above information and offer advice in relation thereto. The JRC may determine other routes of information exchange. 6.8 Alliance Director Each Party shall appoint one person to be the point of contact within each Party with responsibility for facilitating communication and collaboration between the Parties (each, an “Alliance Director”). The Alliance Directors may participate in the JRC meetings. The Alliance Directors shall facilitate resolution of potential and pending issues and potential disputes to enable the JRC to reach consensus and avert escalation of such issues or potential disputes. 6.9 Limitations of Authority The JRC shall have no authority to amend or waive any terms of this Agreement. 6.10 Expenses Each Party shall be responsible for [***] incurred in connection with the JRC. 6.11 Lifetime and Genentech Reporting Obligations The JRC shall exist until the end of the last Target Term. After the end of the Target Term for any given Collaboration Target, Genentech shall provide Pieris annual reports describing in reasonable detail the development progress of the corresponding Collaboration Product(s), including if a potential milestone is expected within the next [***] months. At Pieris’ request, Genentech will participate in a telephone conference to answer Pieris’ questions regarding such annual report. Such annual progress reports shall be provided to Pieris within [***] days after the end of each Calendar Year. 7. Supply 7.1 Supply of Collaboration Product(s) after Target Term On a Collaboration Target-by-Collaboration Target basis, following the technology transfer (as needed) at the end of the applicable Target Term, [***] for the manufacture and supply of the corresponding Collaboration Product(s). 7.2 Commercial Supply of Collaboration Product(s) [***] for the commercial manufacture and commercial supply of Collaboration Product(s) for sale in the Territory, either by itself or through Third Parties. 7.3 Provision of Information Pieris shall disclose and make available to Genentech all additional data and information that Pieris reasonably believes are necessary or useful to manufacture and supply the Collaboration Product(s).

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 29 - 8. Regulatory 8.1 Responsibility Genentech, [***], shall pursue all regulatory affairs related to Collaboration Product(s) in the Territory including the preparation and filing of applications for regulatory approval, as well as any or all governmental approvals required to develop, have developed, make, have made, use, have used, manufacture, have manufactured, import, have imported, sell and have sold Collaboration Products. Genentech shall be responsible for pursuing, compiling and submitting all regulatory filing documentation, and for interacting with regulatory agencies, for all Collaboration Products in all countries in the Territory. Genentech or its Affiliates shall own and file in their discretion all regulatory filings and regulatory approvals for all Collaboration Products in all countries of the Territory. Genentech, [***], shall report to appropriate authorities in accordance with local requirements all adverse events related to use of the Collaboration Products in the Territory. 8.2 Information Exchange With respect to any Anticalin Protein being developed by Pieris for (i) inhaled application for the prevention, mitigation or treatment of respiratory diseases, or (ii) for intraocular application for the prevention, mitigation or treatment of ophthalmic diseases, within [***] days after receipt of any Regulatory Authority communications related to a clinical study hold for safety reasons or for a potential withdrawal from the market for a safety issue or a report of a serious safety finding by a Regulatory Authority for such Anticalin Protein, Pieris will provide Genentech, subject to any confidentiality obligations to Third Parties, with a brief written description of the principal issues raised in such Regulatory Authority communication. With respect to each Collaboration Product, within [***] days after receipt of any Regulatory Authority communications related to a clinical study hold for safety reasons or for a potential withdrawal from the market for a safety issue or a report of a serious safety finding by a Regulatory Authority, Genentech will provide Pieris, subject to any confidentiality obligations to Third Parties, with a brief written description of the principal issues raised in such Regulatory Authority communication. The Parties will reasonably cooperate in case a Party reasonably believes that a regulatory filing by a Party could affect the other Party’s programs, including any Collaboration Product, and in the case of Pieris, Pieris Technology, including for example for safety reporting requirements. 9. Commercialization 9.1 Responsibility Genentech, [***], shall have [***] responsibility and decision making authority for the marketing, promotion, sale and distribution of Collaboration Products in the Territory in accordance with Applicable Law.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 30 - 10. Payment 10.1 Upfront Fee Within [***] after the Effective Date and receipt of an invoice from Pieris, Genentech shall pay to Pieris twenty million Dollars ($ 20,000,000). 10.2 Subsequent Target Fee Genentech shall pay Pieris a fee of [***] for each Subsequent Target (the “Subsequent Target Fee”), payable within [***] after the JRC approves the Research Plan for such Subsequent Target as set forth in Section 3.1.5 and of receipt of an invoice from Pieris. 10.3 Target Substitution Fee Genentech shall pay Pieris a fee of [***] Dollars ($ [***]) for each Replacement Target (the “Replacement Target Fee”) if applicable as set forth in Section 3.1.3 (ii), payable within [***] days after the JRC approves the Research Plan for such Replacement Target and receipt of an invoice from Pieris. 10.4 Development Event Payments On a Collaboration Target-by-Collaboration Target basis, for the first Collaboration Product that reaches the respective Development Event, Genentech shall pay to Pieris the following [***] payments at the following respective amounts (as listed in the table below): Development Event (numbers in Dollars) [***] [***] (a) Qualified Hit $[***] [***] (b) LSR Go Decision* $[***] [***] (c) Dev Go Decision $[***] [***] (d) Initiation of Phase I Study $[***] [***] (e) Initiation of Phase II Study $[***] $[***] (f) Initiation of Phase III Study $[***] $[***] (g) [***] Filing in [***] $[***] [***] (h) [***] Filing in [***] $[***] [***] (i) [***] Filing in [***] $[***] [***] (j) Regulatory Approval in [***] [***] $[***] (k) Regulatory Approval in [***] [***] $[***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 31 - (l) Regulatory Approval in [***] [***] $[***] (m) First Commercial Sale in [***] $[***] (n) First Commercial Sale in [***] $[***] (o) First Commercial Sale in [***] $[***] * In case [***] is not reached until the [***] is reached, the [***] milestone payment will be paid concurrently with the [***] milestone payment. For clarity, the maximum amount of Development Event based payments payable under this Agreement will be [***] US dollars ($[***]) per Collaboration Target. Upon reaching Development Events, Genentech shall timely notify Pieris and Development Event payments shall be paid by Genentech to Pieris within [***] days from occurrence of the applicable event and receipt of a correct invoice from Pieris. If any of the above Development Events are skipped (i.e., a later Development Event payment is payable before an earlier Development Event payment), then the skipped Development Event will be deemed to have been achieved upon the achievement of the subsequent Development Event and the corresponding Development Event payment(s) shall then become due, as applicable. 10.5 Sales Based Events On a Collaboration Target-by-Collaboration Target basis, for the first Collaboration Product that reaches the respective sales event, Genentech shall pay to Pieris the following [***] payments at the following respective amounts (as listed in the table below): Sales Event (numbers in Dollars) Amount (p) First Calendar Year in which [***] Net Sales of a Collaboration Product exceed [***] US dollars ($[***]) $[***] (q) First Calendar Year in which [***] Net Sales of a Collaboration Product exceed [***] US dollars ($[***]) $[***] (r) First Calendar Year in which [***] Net Sales of a Collaboration Product exceed [***] US dollars ($[***]) $[***] For clarity, the maximum amount of sales event based payments payable under this Agreement will be [***] US dollars ($[***]) per Collaboration Target. Each of the sales based event payments shall be paid no more than [***] during the Agreement Term per Collaboration Target, at [***] of the event for the Collaboration Product in the Territory

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 32 - [***] reaching the respective Net Sales threshold, irrespective of whether or not the previous sales based event payment was triggered by the same or by a different Collaboration Product (to the extent such different Collaboration Product is directed to the same Collaboration Target), and shall be non-refundable, and shall be paid within [***] days after the end of the Calendar Year in which the event first occurs. Notwithstanding anything contained in Section 10.4 and 10.5, [***]. 10.6 Royalty Payments 10.6.1 Royalty Term Royalties shall be payable by Genentech on Net Sales of Collaboration Products on a Collaboration Product-by-Collaboration Product and country-by-country basis until the expiry of the Royalty Term. Thereafter, the licenses granted to Genentech shall be fully paid up, irrevocable, and royalty-free. 10.6.2 Royalty Rates Genentech shall, on a Collaboration Product-by-Collaboration Product basis, pay to Pieris royalties by applying the following royalty rates to the respective tiers of Calendar Year Net Sales of a given Collaboration Product in the Territory on an incremental basis, as follows: Tier of Calendar Year Net Sales in Dollars of a Collaboration Product: Percent (%) of Net Sales: Up to $[***] Net Sales [***] More than $[***] Net Sales and up to $[***] Net Sales [***] More than $[***] Net Sales and up to $[***] Net Sales [***] More than $[***] Net Sales [***] E.g., if in a Calendar Year Net Sales are $[***], then Genentech would pay $[***]. 10.6.3 Royalty Reductions For the purpose of calculating royalties of a Collaboration Product, Calendar Year Net Sales and the royalty rates shall be subject to the following adjustments, as applicable: 10.6.3.1 No Valid Claim If no Collaboration Product Valid Claim exists in a given country, or if such claim that previously existed loses its validity during the applicable Calendar Year, then the royalty payments due to Pieris for such Collaboration Product in such country shall be [***]. 10.6.3.2 Biosimilar Product Upon the first entry in a given country of a Biosimilar Product, the royalties in such country for the corresponding Collaboration Product shall be [***] as follows:

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 33 - a) [***]. b) [***]. 10.6.4 Collaboration Products used as Diagnostics Notwithstanding anything contained in this Section 10.6, [***]. [***]. 10.7 Combination Product If Genentech or its Affiliates intend to sell a Combination Product, then the Parties shall meet approximately [***] prior to the anticipated First Commercial Sale of such Combination Product in the Territory to negotiate in good faith and agree to an appropriate adjustment to Net Sales to reflect the relative commercial value contributed by the components of the Combination Product (the “Relative Commercial Value”). If, after such good faith negotiations not to exceed [***] days, the Parties cannot agree to an appropriate adjustment, the dispute shall be initially referred to the Alliance Directors of the Parties in accordance with Section 21.2. Should the Parties fail to agree within [***] days of such referral, then the Relative Commercial Value shall be determined by an Expert Committee under the procedures of this Section. If the Parties are unable to agree on the Relative Commercial Value, then Genentech will select [***] who would qualify as an Expert, Pieris will select [***] who would qualify as an Expert, and those [***] shall select [***] who would qualify as an Expert and who shall be chairman of a committee of the [***] (the “Expert Committee”), each with a single deciding vote. The Expert Committee will promptly hold a meeting to review the issue under review, at which it will consider memoranda submitted by each Party at least [***] days before the meeting, as well as reasonable presentations that each Party may present at the meeting. The determination of the Expert Committee as to the issue under review will be binding on both Parties. The Parties will [***] of the Expert Committee. Unless otherwise agreed to by the Parties, the Expert Committee may not decide on issues outside the scope mandated under terms of this Agreement. Notwithstanding the foregoing, for any Combination Product that includes a Companion Diagnostic Product (i.e., not a Companion Diagnostic), the Relative Commercial Value of such Companion Diagnostic Product shall [***]. 10.8 Third Party Payments With the exception of [***] and [***], [***] owed to any Third Party in relation to Third Party intellectual property rights. [***] 10.9 Disclosure of Payments Each Party acknowledges that the other Party may be obligated to disclose this financial arrangement, including all fees, payments and transfers of value, as may be advisable or required under Applicable Law, including the US Sunshine Act.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 34 - 11. Accounting and reporting 11.1 Timing of Payments Genentech shall calculate royalty payments set forth in Section 10.6 [***] as of [***] (each being the last day of a reporting period). Genentech shall pay such payments [***] within [***] days after the end of each reporting period in which Net Sales occur. 11.2 Late Payment Any payment under this Agreement that is not paid on or before the date such payment is due shall bear interest, to the extent permitted by Applicable Law, at [***] percentage points above the average one-month Secured Overnight Financing Rate (SOFR), as reported by Reuters from time to time, calculated on the number of days such payment is overdue. 11.3 Method of Payment Royalties on Net Sales and all other amounts payable by Genentech hereunder shall be paid by Genentech in Dollars (the “Payment Currency”) to account(s) designated by Pieris. 11.4 Currency Conversion When calculating the Sales of any royalty-bearing Collaboration Product that occur in currencies other than the Payment Currency, Genentech shall convert the amount of such sales into the Payment Currency using Genentech’s then-current internal foreign currency translation actually used on a consistent basis in preparing its audited financial statements (at the Effective Date, YTD average rate as reported by Reuters). 11.5 Royalties and Sales Reporting With each payment as set forth in Section 11.1 above, Genentech shall provide Pieris in writing for the relevant [***] on a Collaboration Product-by-Collaboration Product and region-by-region (i.e. US, EU, Japan and rest of world) basis the following information: [***]. 12. Taxes Pieris shall pay all sales, turnover, income, revenue, value added, and other taxes levied on account of any payments accruing or made to Pieris under this Agreement. Genentech agrees to reasonably assist Pieris in claiming exemption from such taxes and in minimizing the amount required to be so paid. If provision is made in law or regulation of any country for withholding of taxes of any type, levies or other charges with respect to any royalty or other amounts payable under this Agreement to Pieris, then Genentech shall promptly pay such tax, levy or charge for and on behalf of Pieris to the proper governmental authority, and shall promptly furnish Pieris with receipt of payment. Genentech shall be entitled to deduct any such tax, levy or charge actually paid from royalty or other payment due to Pieris or be promptly reimbursed by Pieris if no further payments are due to Pieris. Each Party agrees to reasonably assist the other Party in claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 35 - 13. Auditing 13.1 Pieris’ Right to Audit Genentech shall keep, and shall require its Affiliates and Sublicensees to keep, full, true and accurate books of account containing all particulars that may be necessary for the purpose of calculating all royalties payable under this Agreement. Such books of accounts shall be kept at their principal place of business. At the expense of Pieris, Pieris shall have the right to engage an independent public accountant reasonably acceptable to Genentech to perform, on behalf of Pieris an audit of such books and records of Genentech and its Affiliates, its licensees and Sublicensees, that are deemed necessary by Genentech's independent public accountant to report on Net Sales of Collaboration Product for the period or periods requested by Pieris, and the correctness of any financial report or payments made under this Agreement. Upon timely request and at least [***] days' prior written notice from Pieris, such audit shall be conducted in the countries specifically requested by such independent public accountant, during regular business hours in such a manner as to not unnecessarily interfere with Genentech's normal business activities, and shall be limited to results in the [***] Years prior to audit notification. Such audit shall not be performed more frequently than [***] nor more frequently than once with respect to records covering any specific period of time. All information, data documents and abstracts herein referred to shall be used only for the purpose of verifying royalty statements, shall be treated as Genentech’s Confidential Information subject to the obligations of this Agreement and need neither be retained more than [***] after completion of an audit hereof, if an audit has been requested; nor more than[***] from the end of the Calendar Year to which each shall pertain; nor more than [***] after the date of termination of this Agreement. 13.2 Audit Reports The auditors shall only state factual findings in the audit reports and shall not interpret the agreement. The auditors shall share all draft audit reports with both Parties at the same time and before the final document is issued. The final audit report shall be shared with Genentech at the same time it is shared with Pieris. 13.3 Over- or Underpayment If the audit reveals an overpayment, Pieris shall reimburse Genentech for the amount of the overpayment within [***] days. If the audit reveals an underpayment, Genentech shall make up such underpayment with the next royalty payment or, if no further royalty payments are owed by Genentech, Genentech shall reimburse Pieris for the amount of the underpayment within [***] days. Genentech shall pay for the audit costs if the underpayment of Genentech exceeds [***] of the aggregate amount of royalty payments owed with regard to the royalty statements subject to the audit. Section 11.2 shall apply to this Section 13.3. 13.4 Duration of Audit Rights The failure of Pieris to request verification of any royalty calculation within the period during which corresponding records must be maintained under this Article 13 will be deemed to be acceptance of the royalty payments and reports.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 36 - 14. Intellectual Property 14.1 Ownership of Pieris Background IP Pieris shall remain the owner of Pieris Background IP (including Pieris Platform Background IP). 14.2 Ownership of New IP New IP shall consist of Pieris Platform Improvement IP and Binder IP (which consists of Selected Binder IP and Non-Selected-Binder IP as defined below). [***] For each [***], at the end of the applicable Target Term, [***] i) [***]; ii) [***]; and iii) [***] (“Non- Selected-Binder IP”). [***] (“Selected Binder IP”). The Parties shall reasonably cooperate in the filing and prosecution of Patent Rights for Selected Binder IP and Non-Selected-Binder IP in order to effectuate the ownership described above, which may require the filing of divisional patent applications. Except as specifically set forth herein, this Agreement shall not be construed as (i) giving any of the Parties any license, right, title, interest in or ownership to the Confidential Information; (ii) granting any license or right under any intellectual property rights; or (iii) representing any commitment by either Party to enter into any additional agreement, by implication or otherwise. 14.3 German Statute on Employee’s Inventions In accordance with the German Statute on Employees’ Inventions, each Party agrees to claim the unlimited use of any Invention conceived, reduced to practice, developed, made or created in the performance of, or as a result of, any research program by employees of any German Affiliates or any other persons acting on behalf of such German Affiliates. For the avoidance of doubt, each Party is responsible for fulfilling the obligations towards their employees under the German Statute of Employee’s Inventions. 14.4 Prosecution of Patent Rights within Binder IP prior to the end of the Target Term and the Non-Selected-Binder IP The Parties shall align on the time point and content with respect to the [***] that would Cover (i) Selected Binders or (ii) [***]. Notwithstanding the foregoing, Genentech (a) shall not include any Pieris’ Confidential Information as defined in Section 1.26 in its filings associated with the Patent Rights within the Binder IP [***], (b) shall ensure that the claims of all Patent Rights within the Binder IP [***] are limited to the applicable Collaboration Target, unless Pieris provides prior written consent (such written consent not to be unreasonably withheld, conditioned or delayed) to expand such filing beyond the applicable Collaboration Target, and (c) shall not take any action in the Handling of Patent Rights within the Binder IP [***] that materially impairs the Pieris Background IP or Pieris Platform Improvement IP. [***]. 14.5 Prosecution of Patent Rights within the Pieris Platform Improvement IP by Pieris Subject to Section 14.4 above, Pieris shall [***].

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 37 - 14.6 Prosecution of Patent Rights within the Selected Binder IP by Genentech Subject to Section 14.4 above, Genentech shall[***]. 14.7 CREATE Act This Agreement is a ‘joint research agreement’ as defined in 35 USC 103(c)(3) or Public Law 108- 53 (the “Create Act”). Neither Party may invoke the CREATE Act with respect to any invention that is developed pursuant to this Agreement without the prior written consent of the other Party. In the event that either Party intends to overcome a rejection of a claimed invention within the Binder IP, Selected Binder IP, Non-Selected-Binder IP, Pieris Platform Improvement IP, and/or Pieris Background IP pursuant to the provisions of the Create Act, such Party shall first obtain the prior written consent of the other Party and the Parties shall work together in good faith to agree on how such rejection should be overcome and whether filing of a terminal disclaimer is required; provided, however, that the Parties shall use Commercially Reasonable Efforts not to impede each other’s ability to own Patent Rights related to their platform and products (including Collaboration Products), or not to shorten the patent term of such Patent Rights as a result of filing any terminal disclaimer. 14.8 Defense If the manufacture, use, importation, offer for sale or sale of any Collaboration Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement or trade secret misappropriation against Pieris or a member of the Roche Group, then such Party shall promptly notify the other Party hereto in writing. The Parties shall cooperate with each other in connection with any such claim, suit or proceeding and shall keep each other reasonably informed of all material developments in connection with any such claim, suit or proceeding. If a Third Party asserts that Patent Rights owned by or licensed to it are infringed by the development, manufacture, use, importation, offer for sale or sale of Collaboration Products by a member of the Roche Group, or that its trade secrets were misappropriated in connection with such activity, then [***]. Notwithstanding the above, [***]. If an action for infringement is commenced against Pieris, its licensees or its sublicensees related to Pieris’s conduct of the research program within the scope of the Research Plan or the discovery of a Collaboration Product, then [***]. 14.9 Enforcement 14.9.1 Enforcement of [***] or any other Patent Rights owned or Controlled by Genentech Genentech shall [***]. If Genentech requests so, [***]. 14.9.2 Enforcement of Patent Rights within the Pieris Background IP and the Pieris Platform Improvement IP Genentech shall [***]. Notwithstanding the foregoing, [***].

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 38 - 14.10 Common Interest Disclosures With regard to any information or opinions disclosed pursuant to this Agreement by one Party to each other regarding intellectual property and/or technology owned by Third Parties, the Parties agree that they have a common legal interest in determining whether, and to what extent, Third Party intellectual property rights may affect the conduct of the Research Plan and/or Compounds and/or Collaboration Products, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of intellectual property rights relating to the conduct of the Research Plan and/or Compounds and/or Collaboration Products. Accordingly, the Parties agree that all such information and materials obtained by Pieris and Genentech from each other will be used solely for purposes of the Parties’ common legal interests with respect to the conduct of the Agreement. All information and materials will be treated as protected by the attorney-client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable. By sharing any such information and materials, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information and materials. Neither Party shall have the authority to waive any privilege or immunity on behalf of the other Party without such other Party’s prior written consent, nor shall the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against any other Party. 14.11 Biosimilar or interchangeable biological products If Genentech requests so, within [***] years after the approval of a Collaboration Product that has been licensed in the US as a biological product under 42 USC §262(a), and as may be needed from time to time thereafter, the Parties shall consult as to potential strategies with respect to unexpired US Patent Rights that Cover the Collaboration Product. Specifically, in anticipation of a receipt by the Collaboration Product’s reference product sponsor (“Reference Product Sponsor”) of a biosimilar or interchangeable product application pursuant to the Biologics Price Competition and Innovation Act of 2009 (Public Law 111-148), the Parties will discuss the Reference Product Sponsor’s likely course of action with regard to each such US Patent Right in the procedural steps set forth under 42 USC §262(l), including a general plan for timely communication between the Parties in light of the statutory response deadlines. 14.12 Patent Term Extensions The Parties shall use Commercially Reasonable Efforts to obtain all available patent term extensions, adjustments or restorations, or supplementary protection certificates (“SPCs”, and together with patent term extensions, adjustments and restorations, “Patent Term Extensions”). Pieris shall execute such authorizations and other documents and take such other actions as may be reasonably requested by Genentech to obtain such Patent Term Extensions, including designating Genentech as its agent for such purpose as provided in 35 U.S.C. Section 156. All filings for such Patent Term Extensions shall be made by Genentech (or its Affiliates); provided, that in the event that Genentech elects not to file for a Patent Term Extension, Genentech shall (a) promptly inform Pieris of its intention not to file and (b) grant Pieris the right to file for such Patent Term Extension. Each Party shall execute such authorizations and other documents and take such other actions as may be reasonably requested by the other Party to obtain such extensions. The Parties shall cooperate with each other in gaining patent term restorations,

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 39 - extensions and/or SPCs wherever applicable to such Patent Rights. Notwithstanding the forgoing, [***]. For clarity, [***]. 14.13 Inventorship; Exclusive Dispute Resolution Process Inventorship shall, to the extent legally permitted, be determined according to the US patent law. In the event of a dispute between the Parties over inventorship of Binder IP, Selected Binder IP, Non-Selected-Binder IP, or Pieris Platform Improvement IP, the Parties shall, notwithstanding anything to the contrary in Article 21.2, refer such dispute to a mutually acceptable independent outside patent counsel to determine inventorship and shall use all reasonable efforts to do so in an efficient and expedient manner. The Parties agree that the decision rendered by such independent outside patent counsel shall be the sole, exclusive and binding resolution and remedy between them regarding such dispute, and the Parties shall share equally the fees and expenses of the independent outside patent counsel in resolving such dispute. 15. Representations and Warranties 15.1 Third Party Patent Rights As of the Effective Date, Pieris has no knowledge of the existence of any patent or patent application owned by or licensed to any Third Party that could prevent Genentech from making, having made, using, offering for sale, selling or importing Selected Binders and Collaboration Products in the Territory. 15.2 Ownership of Patent Rights Pieris is the exclusive owner of all right, title and interest in, or is the exclusive licensee, with the right to sublicense in the Field and in the Territory of, the Patent Rights related to Pieris Background IP. 15.3 Inventors Pieris warrants that, for Patent Rights owned by Pieris and its Affiliates, the inventors of the Inventions disclosed and/or claimed in Pieris Background IP have transferred to Pieris full ownership of the patent rights and know-how licensed under this Agreement. 15.4 Grants Pieris has the lawful right to grant Genentech and its Affiliates the rights and licenses described in this Agreement. 15.5 Authorization The execution, delivery and performance of this Agreement by either Party and all instruments and documents to be delivered by a Party hereunder: (i) are within the corporate power of such Party; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the certificate of formation or limited liability company agreement of such Party; (iv) to the knowledge of such Party, will not violate any law or regulation or any order or decree of any court of governmental instrumentality; (v) will not violate the terms of any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which such Party is a party or by which such Party or any of its property is bound, which violation would have an adverse effect on the financial condition of such Party or on the ability of such Party to perform its

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 40 - obligations hereunder; and (vi) do not require any filing or registration with, or the consent or approval of, any governmental body, agency, authority or any other person, which has not been made or obtained previously (other than approvals required under the HSR Act, Regulatory Approvals required for the sale of Collaboration Products and filings with Regulatory Authorities required in connection with Collaboration Products). 15.6 Validity of Patent Rights As of the Effective Date, to the best of Pieris’ knowledge, Pieris is not in possession of information that could render invalid and/or unenforceable any claims that are in any of the Patent Rights related to Pieris Background IP. Pieris has no knowledge of any inventorship disputes concerning any Patent Rights related to Pieris Background IP. 15.7 Control and Validity of Know-How Each Party represents with respect to its own Know-How that the Know-How of that Party is Controlled by such Party and has not been misappropriated from any Third Party. The Parties have taken reasonable measures to protect the confidentiality of its Know-How. 15.8 No Claims There are no claims or investigations, pending or threatened against Pieris or any of its Affiliates, at law or in equity, or before or by any governmental authority relating to the matters contemplated under this Agreement and that would materially adversely affect Pieris’ ability to perform its obligations hereunder. 15.9 No Conflict Neither Party nor any of their respective Affiliates is or will be under any obligation to any person, contractual or otherwise, that is conflicting with the terms of this Agreement or that would impede the fulfillment of their respective obligations hereunder. 15.10 No Other Representations EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE FOREGOING REPRESENTATIONS AND WARRANTIES ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF PRODUCTS, VALIDITY AND ENFORCEABILITY OF ANY PATENT RIGHT LICENSED HEREUNDER, AND NON-INFRINGEMENT OF ANY PRODUCT. 16. Indemnification 16.1 Indemnification by Genentech Genentech shall indemnify, hold harmless and defend Pieris and its Affiliates, directors, officers, employees and agents (“Pieris Indemnified Parties”) from and against any and all losses, expenses, cost of defense (including without limitation attorneys' fees, witness fees, damages, judgments, fines and amounts paid in settlement) and any amounts Pieris becomes legally obligated to pay because of any claim or claims against Peiris Indemnified Parties to the extent that such claim or claims arise out of activities conducted by or on behalf of Genentech under this

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 41 - Agreement, except to the extent such losses, expenses, costs and amounts are due to the gross negligence or willful misconduct or failure to act of the Pieris Indemnified Parties. 16.2 Indemnification by Pieris Pieris shall indemnify, hold harmless and defend Genentech and its Affiliates, directors, officers, employees and agents (“Genentech Indemnified Parties”) from and against any and all losses, expenses, cost of defense (including without limitation attorneys' fees, witness fees, damages, judgments, fines and amounts paid in settlement) and any amounts Genentech becomes legally obligated to pay because of any claim or claims against Genentech Indemnified Parties to the extent that such claim or claims arise out of activities conducted by or on behalf of Pieris under this Agreement, except to the extent such losses, expenses, costs and amounts are due to the gross negligence or willful misconduct or failure to act of the Genentech Indemnified Parties. 16.3 Procedure In the event of a claim by a Third Party against a Party entitled to indemnification under this Agreement ("Indemnified Party"), the Indemnified Party shall promptly notify the other Party ("Indemnifying Party") in writing of the claim and the Indemnifying Party shall undertake and solely manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnified Party shall cooperate with the Indemnifying Party and may, at its option and expense, be represented in any such action or proceeding by counsel of its choice. The Indemnifying Party shall not be liable for any litigation costs or expenses incurred by the Indemnified Party without the Indemnifying Party’s written consent. The Indemnifying Party shall not settle any such claim unless such settlement fully and unconditionally releases the Indemnified Party from all liability relating thereto, unless the Indemnified Party otherwise agrees in writing. 17. Liability 17.1 Limitation of Liability Subject to Article 4, neither Party shall be liable to the other Party as a result of failure or delay to develop and/or commercialize the Collaboration Product(s), as applicable, including but not limited to, a) a delay in timelines, or b) delay or failure to recruit patients, or c) a change in its respective study protocols, or d) failure of the other Party to obtain regulatory approval for the Collaboration Product(s), as applicable. 17.2 Disclaimer THE FOREGOING REPRESENTATIONS AND WARRANTIES ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY SET FORTH HEREIN. PIERIS AND GENENTECH DISCLAIM ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO EACH OF THEIR RESEARCH, DEVELOPMENT AND COMMERCIALIZATION EFFORTS HEREUNDER, INCLUDING, WITHOUT LIMITATION, WHETHER THE PRODUCTS CAN BE SUCCESSFULLY DEVELOPED OR MARKETED, THE ACCURACY, PERFORMANCE, UTILITY, RELIABILITY, TECHNOLOGICAL OR COMMERCIAL VALUE, COMPREHENSIVENESS, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WHATSOEVER OF THE PRODUCTS. IN NO EVENT SHALL EITHER PIERIS OR GENENTECH BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 42 - DAMAGES ARISING OUT OF THIS AGREEMENT BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY. 17.3 Insurance 17.3.1 Insurance Coverage Subject to Section 17.3.3, each Party shall obtain and maintain comprehensive general liability insurance customary in the industry for companies of similar size conducting similar business, and in any case sufficient to cover its obligations. 17.3.2 Evidence of Insurance Within [***] days of the Effective Date, each Party shall provide the other Party with its certificate of insurance evidencing the insurance coverage set forth Section 17.3.1. Each Party shall provide to the other Party at least [***] days prior written notice of any cancellation, non-renewal or material change in any of such insurance coverage. 17.3.3 Election to Self-Insure In the event that either Party is an entity which, together with its Affiliates, has worldwide revenues from pharmaceutical sales in excess of [***] Dollars (($[***]) per year, the obligations set forth in Section 17.3.1 and Section 17.3.2 above shall not apply with respect to such Party, if such Party notifies the other Party in writing that it elects to provide coverage through a commercially reasonable program of self-insurance; provided, however, that the obligations set forth in Section 17.3.1 and Section 17.3.2 above shall resume with respect to such Party and its Affiliates, or successor-in-interest and its Affiliates, if such program of self-insurance is terminated or discontinued for any reason. 18. Obligation Not to Disclose Confidential Information 18.1 Non-Use and Non-Disclosure During the Agreement Term and for [***] years thereafter, a Receiving Party shall (i) treat Confidential Information provided by Disclosing Party as it would treat its own information of a similar nature, (ii) take all reasonable precautions not to disclose such Confidential Information to Third Parties, without the Disclosing Party’s prior written consent, and (iii) not use such Confidential Information other than for fulfilling its obligations under this Agreement. 18.2 Permitted Disclosure Notwithstanding the obligation of non-use and non-disclosure set forth in Section 18.1, the Parties recognize the need for certain exceptions to this obligation, specifically set forth below, with respect to press releases, patent rights, publications, and certain commercial considerations. 18.3 Press Releases The Parties may issue a press release announcing the existence and selected key terms of this Agreement, as attached as Appendix 18.3. Genentech shall issue press releases in accordance with its internal policy that typically does not issue a second press release until proof of concept has been achieved for a Collaboration Product.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 43 - Until the end of the applicable Target Term, Genentech shall provide Pieris with a copy of any draft press release related to the Agreement at least [***] weeks prior to its intended publication for Pieris' review. Pieris may provide Genentech with suggested modification to the draft press release. Genentech shall consider Pieris’ timely suggestions in issuing its press release. After the end of the applicable Target Term, Genentech shall use reasonable efforts to provide Pieris with a copy of any draft press release related to the applicable Collaboration Product reasonably in advance of its intended publication. Pieris shall only issue press release related to the activities contemplated by this Agreement that (i) have either been approved by Genentech in writing (such approval not to be unreasonably withheld), or (ii) are required to be issued by Pieris as a matter of law and Pieris has received competent legal advice to that effect. In all circumstances, Pieris shall provide Genentech with a draft press release at least [***] weeks prior to its intended publication for Genentech's review. During such period, Genentech shall (a) approve the draft press release and permit Pieris to issue the press release, (b) contact Pieris to discuss modification to the draft press release, or (c) contact Pieris and disapprove the press release. If Genentech asks for modification, then Pieris shall either make such modification or work with Genentech to arrive at a press release that Genentech approves. If Pieris issues a press release without Genentech's approval, then Pieris must obtain competent legal advice that the release was required to be issued by Pieris as a matter of law. 18.4 Publications During the Agreement Term, the following restrictions shall apply with respect to disclosure by any Party of the other Party’s Confidential Information relating to the Collaboration Product in any publication or presentation: a) Both Parties acknowledge that it is their policy for the studies and results thereof to be registered and published in accordance with their internal guidelines. Genentech, in accordance with its internal policies and procedures, shall have the right to publish all studies, clinical trials and results thereof on the clinical trial registries that are maintained by or on behalf of Genentech. b) A Party ("Publishing Party") shall provide the other Party with a copy of any proposed publication or presentation at least [***] days prior to submission for publication so as to provide such other Party with an opportunity to recommend any changes it reasonably believes are necessary to continue to maintain the Confidential Information disclosed by the other Party to the Publishing Party in accordance with the requirements of this Agreement. The incorporation of such recommended changes shall not be unreasonably refused; and if such other Party notifies ("Publishing Notice") the Publishing Party in writing, within [***] days after receipt of the copy of the proposed publication or presentation, that such publication or presentation in its reasonable judgment (i) contains an invention, solely or jointly conceived and/or reduced to practice by the other Party, for which the other Party reasonably desires to obtain patent protection or (ii) could be expected to have a material adverse effect on the commercial value of any Confidential Information disclosed by the other Party to the Publishing Party, the Publishing Party shall prevent such publication or delay such publication for a mutually agreeable period of time. In the case of inventions, a delay shall be for a period reasonably sufficient to permit the timely preparation and filing of a

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 44 - patent application(s) on such invention, and in no event less than [***] days from the date of the Publishing Notice. 18.5 Commercial Considerations (a) Nothing in this Agreement shall prevent Genentech or its Affiliates from disclosing Confidential Information of Pieris to (i) governmental agencies to the extent required or desirable to secure government approval for the development, manufacture or sale of Collaboration Product(s) in the Territory, (ii) Third Parties acting on behalf of Genentech, to the extent reasonably necessary for the development, manufacture or sale of Collaboration Product(s) in the Territory, or (iii) Third Parties to the extent reasonably necessary to market the Collaboration Product in the Territory, provided that for disclosures according to (ii) or (iii) of this Section, such Third Parties will be subject to the same confidentiality obligations as Genentech has hereunder. (b) Nothing in this Agreement shall prevent Pieris or its Affiliates from disclosing (1) Confidential Information of Genentech to (i) governmental agencies to the extent required or desirable to secure government approval for the development, manufacture or sale of Collaboration Product(s) in the Territory as provided for in Section 19.3.4, (ii) Third Parties acting on behalf of Pieris, to the extent reasonably necessary for (A) Pieris to perform its activities and obligations under the Research Plan, or (B) the development, manufacture or sale of Collaboration Product(s) in the Territory as provided for in Section 19.3.4, or (iii) Third Parties to the extent reasonably necessary to market the Collaboration Product in the Territory as provided for in Section 19.3.4, or (2) to a Third Party the terms of this Agreement as part of confidential due diligence carried out by such Third Party in connection with a potential Change of Control of Pieris; provided that for disclosures according to (1) (ii) and (iii) or (2) of this Section, such Third Parties will be subject to the same confidentiality obligations as Pieris has hereunder. (c) The Receiving Party may disclose Confidential Information of the Disclosing Party to the extent that such Confidential Information is required to be disclosed by the Receiving Party to comply with Applicable Law, to defend or prosecute litigation or to comply with governmental regulations, including without limitation any regulations of the SEC, provided that the Receiving Party provides prior written notice of such disclosure to the Disclosing Party and, to the extent practicable, takes reasonable and lawful actions to minimize the degree of such disclosure. 19. Term and Termination 19.1 Commencement and Term This Agreement shall commence upon the Effective Date and continue for the Agreement Term. 19.2 Termination 19.2.1 Termination for Breach A Party (“Non-Breaching Party”) shall have the right to terminate this Agreement in its entirety, on a country-by-country basis, Collaboration Product-by-Collaboration Product basis in the event the other Party (“Breaching Party”) is in breach of any of its material obligations under this Agreement. The Non-Breaching Party shall provide written notice to the Breaching Party, which

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 45 - notice shall identify the breach and the countries in which the Non-Breaching Party intends to have this Agreement terminate. The Breaching Party shall have a period of [***] days after such written notice is provided (“Peremptory Notice Period”) to cure such breach. If the Breaching Party has a dispute as to whether such breach occurred or has been cured, it will so notify the Non-Breaching Party, and the expiration of the Peremptory Notice Period shall be tolled until such dispute is resolved pursuant to Section 21.2. Upon a determination of breach or failure to cure, the Breaching Party may have the remainder of the Peremptory Notice Period to cure such breach. If such breach is not cured within the Peremptory Notice Period, then absent withdrawal of the Non-Breaching Party’s request for termination, this Agreement shall terminate in such countries effective as of the expiration of the Peremptory Notice Period. 19.2.2 Insolvency A Party shall have the right to terminate this Agreement, if the other Party incurs an Insolvency Event; provided, however, in the case of any involuntary bankruptcy proceeding, such right to terminate shall only become effective if the Party that incurs the Insolvency Event consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] days after the filing thereof. 19.2.3 Effects of Change of Control If there is a Change of Control, then the Party experiencing such Change of Control (“Acquired Party”) shall provide written notice to the other Party (“Non-Acquired Party”) promptly after completion of such Change of Control. The Change of Control Group in connection with such Change of Control shall agree in writing with the Non-Acquired Party that it will not utilize any of the Non-Acquired Party’s Know-How, Patent Rights, Inventions, or Confidential Information (collectively, “Sensitive Information”) for the research, development or commercialization of any product for the treatment of any indication or patient population for which a Collaboration Product may be developed or commercialized. Following consummation of the Change of Control, the Non-Acquired Party and the Change of Control Group shall adopt in writing reasonable procedures to prevent the disclosure of Sensitive Information beyond the Acquired Party’s personnel who need to know the Sensitive Information solely for the purpose of fulfilling the Acquired Party’s obligations under this Agreement. The Non- Acquired Party may restrict the Acquired Party’s participation in the JRC and any other committee in effect at the time of the Change of Control, and decisions of the JRC and other such committees shall be made by Genentech. If there is a Change of Control of Pieris involving a company that develops or commercializes biopharmaceutical products (for clarity, generally for itself and not typically on a contract basis for other companies), then, upon Genentech’s written request or notice, (i) Pieris will immediately cease all activity and transfer to Genentech all data developed by Pieris, and (ii) the JRC may be disbanded at Genentech’s discretion. For clarity, all licenses granted by Pieris to Genentech shall remain in effect subject to the payment and diligence obligations under this Agreement.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 46 - 19.2.4 Voluntary Termination by Genentech 19.2.4.1 Termination Without a Cause After [***] from the Effective Date, Genentech shall have the right to terminate this Agreement at any time as a whole, or on a Collaboration Product-by-Collaboration Product and country-by- country basis upon [***] prior written notice before First Commercial Sale of a Collaboration Product or upon [***] days prior written notice after the First Commercial Sale of a Collaboration Product. 19.2.4.2 Effective Date of Termination The effective date of termination under this Section 19.2.4 shall be the date [***] days (or [***] days as the case may be) after Genentech provides such written notice to Pieris. 19.3 Consequences of Termination 19.3.1 Termination by Pieris for Breach by Genentech or Insolvency of Genentech Upon any termination by Pieris for breach by Genentech under Section 19.2.1 or Genentech insolvency under section 19.2.2, the rights and licenses granted by Pieris to Genentech under this Agreement shall terminate in their entirety or on a country-by-country, Collaboration Target- by-Collaboration Target basis and Collaboration Product-by-Collaboration Product basis, as applicable, on the effective date of termination, and all licenses granted by Genentech to Pieris under Section 2.4 shall remain in effect. 19.3.2 Termination by Genentech for Breach by Pieris or Pieris’ Insolvency Upon any termination by Genentech for breach by Pieris or Pieris’ Insolvency, Genentech and its Affiliates may upon notice retain all rights and licenses granted to Genentech by Pieris under this Agreement; provided that after the effective date of termination the amounts of such payments and royalties that otherwise would have become due and payable shall continue to be due and payable to Pieris or its successor in interest (as applicable). 19.3.3 Voluntary Termination by Genentech Upon any voluntary termination by Genentech, the rights and licenses granted by Pieris to Genentech under this Agreement shall terminate in their entirety or on a country-by-country, and Collaboration Product-by Collaboration Product basis, as applicable, on the effective date of termination, and all licenses granted by Genentech to Pieris under Section 2.4 shall remain in effect. 19.3.4 Termination Prior to Target Term In case of termination of this Agreement (or a Collaboration Target) for any reason prior to end of the Target Term for such Collaboration Target, [***].

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 47 - 19.3.5 Continuation Election Notice In the case of termination by [***] for breach by [***], for [***] or in case of [***], in each case after the end of [***]. 19.3.6 Direct License Irrespective of anything to the contrary in this Agreement, any existing, permitted sublicense granted by Genentech under Section 2.3 of this Agreement (and any further sublicenses thereunder) shall, upon the written request of Genentech, remain in full force and effect, provided that (i) such Sublicensee is not then in breach of its sublicense agreement (and, in the case of termination by Pieris for breach by Genentech, that such Sublicensee and any further sublicensees did not cause the breach that gave rise to the termination by Pieris); and (ii) such Sublicensee agrees to be bound to Pieris under the terms and conditions of such sublicense agreement, provided that the payments due to Pieris by such Sublicensee under such sublicense agreement are no less than the payments that would have been due to Pieris by Genentech under this Agreement. 19.3.7 Other Activities 19.3.7.1 Ongoing Activities If Pieris does not provide timely Continuation Election Notice (Section 19.3.4), then Genentech (a) shall have the right to cancel all ongoing activities and (b) shall complete all non-cancellable activities at its own expense. If Pieris provides such timely [***], then [***]. After the effective date of [***], [***]. 19.3.7.2 Royalty and Payment Obligations Termination of this Agreement by a Party, for any reason, shall not release Genentech from any obligation to pay royalties or make any payments to Pieris that are due and payable prior to the effective date of termination. 19.4 Survival Section 11.2 (Late Payment), Article 13 (Auditing), Article 14 (Intellectual Property), Article 16 (Indemnification), Article 18 (Obligation Not to Disclose Confidential Information), Article 19 (Term and Termination), Section 21.1 (Governing Law), Section 21.2 (Disputes), Section 21.13 (Notice) and all definitions used in such Articles and Sections shall survive any expiration or termination of this Agreement for any reason. 20. Bankruptcy All licenses (and to the extent applicable rights) granted under or pursuant to this Agreement by Pieris to Genentech are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11, US Code (the “Bankruptcy Code”) licenses of rights to “intellectual property” as defined

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 48 - under Section 101(60) of the Bankruptcy Code. Unless Genentech elects to terminate this Agreement, the Parties agree that Genentech, as a licensee or sublicensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code, subject to the continued performance of its obligations under this Agreement. 21. Miscellaneous 21.1 Governing Law This Agreement shall be governed by, construed and interpreted in accordance with the laws of New York, without reference to its conflict of laws principles, and shall not be governed by the United Nations Convention of International Contracts on the Sale of Goods (the Vienna Convention). 21.2 Disputes (a) Unless otherwise set forth in this Agreement, in the event of any dispute in connection with this Agreement, such dispute shall first be referred to the Alliance Director of each Party, which shall attempt to resolve such dispute within [***] days of referral, and if a resolution fails, then such dispute shall be referred to the respective executive officers of the Parties designated below or their designees, for good faith negotiations attempting to resolve the dispute. The designated executive officers are as follows: For Pieris: CEO For Genentech: VP, Genentech (b) Should the Parties fail to agree within [***] days after such dispute has been referred to the Parties’ designated executive officers, then either Party shall be entitled to request resolution of the dispute through arbitration, which shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with said rules. The place of arbitration shall be New York, US. The language to be used in the arbitration proceeding shall be English. 21.3 HSR As Genentech may exercise its right to nominate up to [***] Subsequent Target(s) as set forth in Section 3.1.3, if needed each Party shall (i) cooperate with the other Party in the preparation, execution and filing of all documents that that may be required pursuant to HSR or any other Applicable Law, and (ii) observe all applicable waiting periods before such nomination is deemed to have occurred, however for clarity Genentech will be deemed to have timely exercised such nomination right if Genentech provides that nomination notice prior to expiration of the nomination period. Each Party shall bear its own costs (including counsel or other expert fees) with respect to preparing, executing and filing such documents. Subject to the terms and conditions of this Agreement, each Party shall use all reasonable efforts to take, or cause to be taken, all reasonable actions and to do, or cause to be done, all things necessary and appropriate to consummate the nomination of the Subsequent Target(s).

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 49 - 21.4 Assignment Neither Party shall have the right to assign the present Agreement or any part thereof to any Third Party other than Affiliates without the prior written approval of the other Party which shall not unreasonably be withheld, provided however, if a Party is acquired or is to be acquired by a third party by merger, acquisition, or the sale of substantially all of the assets of the division of such Party to which the subject matter of this Agreement relates, then such Party may effect such an assignment or transfer to such acquiring Third Party without the consent of the other Party. 21.5 Debarment Each Party represents and warrants that it has never been debarred or otherwise sanctioned by the FDA, or a corresponding regulatory authority. Neither Party has been debarred under 21 U.S.C. §335a, disqualified under 21 C.F.R. §312.70 or §812.119, sanctioned by a Federal Health Care Program (as defined in 42 U.S.C §1320 a-7b(f)), including without limitation the federal Medicare or a state Medicaid program, or debarred, suspended, excluded or otherwise declared ineligible from any other similar Federal or state agency or program. In the event either Party receives notice of debarment, suspension, sanction, exclusion, ineligibility or disqualification under the above-referenced statutes, such Party shall immediately notify the other Party in writing and such other Party shall have the right, but not the obligation, to terminate this Agreement, effective, at such Party’s option, immediately or at a specified future date. 21.6 Independent Contractor No employee or representative of either Party shall have any authority to bind or obligate the other Party to this Agreement for any sum or in any manner whatsoever or to create or impose any contractual or other liability on the other Party without said Party's prior written approval. For all purposes, and notwithstanding any other provision of this Agreement to the contrary, Pieris’ legal relationship to Genentech under this Agreement shall be that of independent contractor. 21.7 Unenforceable Provisions and Severability If any of the provisions of this Agreement are held to be void or unenforceable, then such void or unenforceable provisions shall be replaced by valid and enforceable provisions that will achieve as far as possible the economic business intentions of the Parties. However the remainder of this Agreement will remain in full force and effect, provided that the material interests of the Parties are not affected, i.e. the Parties would presumably have concluded this Agreement without the unenforceable provisions. 21.8 Waiver The failure by either Party to require strict performance and/or observance of any obligation, term, provision or condition under this Agreement will neither constitute a waiver thereof nor affect in any way the right of the respective Party to require such performance and/or observance. The waiver by either Party of a breach of any obligation, term, provision or condition hereunder shall not constitute a waiver of any subsequent breach thereof or of any other obligation, term, provision or condition. 21.9 Appendices All Appendices to this Agreement shall form an integral part to this Agreement.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 50 - 21.10 Entire Understanding This Agreement contains the entire understanding between the Parties hereto with respect to the within subject matter and supersedes any and all prior agreements, understandings and arrangements, whether written or oral. 21.11 Amendments No amendments of the terms and conditions of this Agreement shall be binding upon either Party hereto unless in writing and signed by both Parties. 21.12 Invoices All invoices that are required or permitted hereunder shall be in writing and sent by Pieris to Genentech at the following address or other address as Genentech may later provide: Genentech USA PO Box 4354 Portland, OR 97208-4354 Attn: (name of a Genentech contact at time of invoice, e.g. the Alliance Director) and via email to the Alliance Director with a copy to [***]. 21.13 Notice All notices that are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: if to Pieris, to: Pieris Pharmaceuticals GmbH Zeppelinstraße 385399 Hallbergmoos Germany Attn: [***] Email: [***] and: Pieris Pharmaceuticals, Inc. 255 State Street, 9th floor Boston, MA 02109 U.S.A Attn: [***] Email: [***] If to Genentech, to: Genentech, Inc. 1 DNA Way South San Francisco, California 94080 U.S.A.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 51 - Attn. [***] Facsimile No.: +1 650 467-9146 with a copy to: Genentech, Inc. 1 DNA Way South San Francisco, California 94080 U.S.A. Attn. [***] Facsimile No.: +1 650 467-3294 or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. [Signature Page Follows]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] 115115649v.2 - 52 - IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the Effective Date. Pieris Pharmaceuticals GmbH /s/ Stephen Yoder ____________________ Name: Stephen Yoder Title: Managing Director Pieris Pharmaceuticals, Inc. /s/ Stephen Yoder ____________________ Name: Stephen Yoder Title: President & CEO Genentech, Inc. /s/ Edward Harrington_________________ Name: Edward Harrington Title: CFO

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL 115115649V.2 Appendix 1.84 Initial Targets [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Pieris - Genentech Research Collaboration Agreement Appendix-54 Appendix 1.66 Pieris Background IP [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Pieris - Genentech Research Collaboration Agreement Appendix-55 Appendix 1.68 Pieris Platform Background IP [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Pieris - Genentech Research Collaboration Agreement Appendix-56 Appendix 1.78 (A) Research Plan for NOTCH2 [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Pieris - Genentech Research Collaboration Agreement Appendix-57 Appendix 1.78 (B) Research Plan for C3 [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Pieris - Genentech Research Collaboration Agreement Appendix-58 Appendix B Target Candidate Profile (C3) [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Pieris - Genentech Research Collaboration Agreement Appendix-59 Appendix 3.1.21.84 Reserved targets [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Pieris - Genentech Research Collaboration Agreement Appendix-60 Appendix 18.3 Press Release PRESS RELEASE Pieris Pharmaceuticals Announces Respiratory and Ophthalmology Collaboration with Genentech • Pieris will receive $20 million as an upfront payment and is eligible to receive more than $1.4 billion in additional potential milestone payments plus royalties for commercialized programs • Collaboration includes initial programs in respiratory disease and ophthalmology, with opportunity to nominate additional programs BOSTON, MA, May XX, 2021 - Pieris Pharmaceuticals, Inc. (NASDAQ: PIRS), a clinical-stage biotechnology company advancing novel biotherapeutics through its proprietary Anticalin® technology platform for respiratory diseases, cancer, and other indications, today announced it has entered into a multi-program research collaboration and license agreement with Genentech, a member of the Roche Group, to discover, develop and commercialize locally delivered respiratory and ophthalmology therapies that leverage Pieris’ proprietary Anticalin® technology. The research collaboration will enable Pieris to combine its robust discovery engine with Genentech’s target as well as preclinical and clinical development expertise to create novel therapies for the treatment of respiratory and ophthalmological diseases. These two focus areas of the collaboration are uniquely suited to the advantages offered by the small size of Anticalin proteins when delivered locally. “We look forward to working closely with Genentech on the development of new inhaled and ophthalmological treatments based on the Anticalin platform. This collaboration further expands our partnered efforts in respiratory diseases and opens a new avenue for our Anticalin technology to potentially provide patient benefit through local biological effects. This is our second respiratory alliance with a major biopharma company, and we remain deeply committed to inhaled biologics, which have already shown benefit in the clinic. We also look forward to pursuing another local application of our technology in ophthalmology, where Genentech has extensive capabilities,” said Stephen S. Yoder, President and Chief Executive Officer of Pieris. “Genentech has a longstanding commitment to understanding the underlying biology of respiratory and ocular diseases and translating this expertise into treatments for patients,” said James Sabry, M.D., Ph.D., Global Head of Pharma Partnering, Roche. “We are excited to partner with Pieris Pharmaceuticals to advance potential new therapies that we hope could make a significant difference in the lives of people who need them.”

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Pieris - Genentech Research Collaboration Agreement Appendix-61 Under the terms of the agreement, Pieris will receive $20 million as an upfront payment and may be eligible to receive more than $1.4 billion in additional milestone payments across multiple programs, as well as tiered royalties for commercialized programs. Pieris will be responsible for discovery research and early preclinical development of the programs, and Genentech will be responsible for IND-enabling activities, clinical development, and commercialization of those programs. Genentech will also have the option to select additional targets in return for an option exercise fee. The collaboration does not include any of Pieris’ internal programs. About Pieris Pharmaceuticals: Pieris is a clinical-stage biotechnology company that discovers and develops Anticalin protein- based drugs to target validated disease pathways in a unique and transformative way. Our pipeline includes inhalable Anticalin proteins to treat respiratory diseases and immuno-oncology multi-specifics tailored for the tumor microenvironment. Proprietary to Pieris, Anticalin proteins are a novel class of therapeutics validated in the clinic and by partnerships with leading pharmaceutical companies, including AstraZeneca, Seagen, and Servier. Anticalin® is a registered trademark of Pieris. For more information, visit www.pieris.com. Pieris Forward Looking Statements: This press release contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this press release that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, whether the combination of cinrebafusp alfa with other therapies could address a high medical need in HER2 gastric cancer patients who do not respond to traditional HER2-targeted therapies; whether the effects of the combination of cinrebafusp alfa with other therapies seen in preclinical studies will be observed in clinical trials; whether data from patients enrolled to date will be sufficient to inform the recommended phase 2 dose for the Company's planned proof of concept study of cinrebafusp alfa in gastric cancer; the expected timing and potential outcomes of the reporting by the Company of key clinical data from its programs, references to novel technologies and methods and our business and product development plans, including the Company's cash resources, the advancement of our proprietary and co-development programs into and through the clinic and the expected timing for reporting data, making IND filings or achieving other milestones related to our programs, including PRS-060/AZD1402, cinrebafusp alfa, PRS-344, and PRS-352 and the expected timing of the initiation of the next stage of cinrebafusp alfa's development in gastric cancer. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the U.S. Food and Drug Administration; competition in the industry in which we operate; delays or disruptions due to COVID-19; and market conditions. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Pieris - Genentech Research Collaboration Agreement Appendix-62 herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the Securities and Exchange Commission available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Company's Quarterly Reports on Form 10-Q. Investor Relations Contact: Pieris Pharmaceuticals, Inc. Maria Kelman Executive Director, Investor Relations +1 857 362 9635 kelman@pieris.com